UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22971

Nuveen NASDAQ 100 Dynamic Overwrite Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Annual Report December 31, 2017

BXMX
Nuveen S&P 500 Buy-Write Income Fund

DIAX
Nuveen Dow 30SM Dynamic Overwrite Fund

SPXX
Nuveen S&P 500 Dynamic Overwrite Fund

QQQX
Nuveen Nasdaq 100 Dynamic Overwrite Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Financial markets ended 2017 on a high note. Concurrent growth across the world’s major economies, strong corporate profits, low inflation and accommodative central banks provided an optimal environment for rising asset prices with remarkably low volatility. Political risks, which were expected to be a wildcard in 2017, did not materialize. The Trump administration achieved one of its major policy goals with the passage of the Tax cuts and Jobs Act, the European Union (EU) member governments elected EU-friendly leadership, Brexit negotiations moved forward and China’s 19th Party Congress concluded with no major surprises in its economic policy objectives.

Conditions have turned more volatile in 2018, but the positive fundamentals underpinning the markets’ rise over the past year remain intact. In early February, fears of rising inflation, which could prompt more aggressive action by the Federal Reserve, triggered a widespread sell-off across U.S. and global equity markets. Yet, global economies are still expanding and corporate earnings look healthy.

We do believe volatility will feature more prominently in 2018. Interest rates continue to rise and inflation pressures are mounting and investors are uncertain about how markets will react amid tighter financial conditions. After the relative calm of the past few years, it’s anticipated that price fluctuations will begin trending toward a more historically normal range. But we also note that signs foreshadowing recession are lacking at this point.

Maintaining perspective can be difficult with daily headlines focused predominantly on short-term news. Nuveen believes this can be an opportune time to check in with your financial advisor. Strong market appreciation such as that in 2017 may create an imbalance in a diversified portfolio. Your advisor can help you reexamine your investment goals and risk tolerance, and realign your portfolio’s investment mix appropriately. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2018

4	NUVEEN

Portfolio Managers’

Comments

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

The Nuveen S&P 500 Buy-Write Income Fund (BXMX) features portfolio management by Gateway Investment Advisers, LLC (Gateway). Kenneth H. Toft, Michael T. Buckius and Daniel M. Ashcraft are portfolio managers. Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX), Nuveen S&P 500 Dynamic Overwrite Fund (SPXX) and Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX) feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Keith B. Hembre, CFA, and David Friar serve as portfolio managers for the Funds.

Here the portfolio managers discuss economic and financial markets, their management strategies and the performance of the Funds for the twelve-month reporting period ended December 31 2017.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2017?

The U.S. economy began the year at a sluggish pace but gained momentum mid-year, growing at an annualized rate above 3% in the second and third quarters of 2017. In the final three months of 2017, the economy slowed slightly to 2.6%, as reported by the Bureau of Economic Analysis “advance” estimate of fourth-quarter gross domestic product (GDP). GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.

Although the hurricanes temporarily weakened shopping and dining out activity, consumer spending remained the main driver of demand in the economy, as consumers benefited from employment and wage gains. Business investment, which had been lackluster in the recovery so far, accelerated in 2017, and hiring continued to boost employment. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.1% in December 2017 from 4.7% in December 2016 and job gains averaged around 171,000 per month for the past twelve months. Higher energy prices, especially gasoline, helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 2.1% over the twelve-month reporting period ended December 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.8% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.2% annual gain in November 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 6.1% and 6.4, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017, June 2017 and December 2017. These moves were widely expected by the markets, as were the Fed’s decisions to leave rates unchanged at the July, September and October/November 2017 meetings. (There was no August meeting.) The Fed also announced it would begin reducing its balance sheet in October 2017 by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

While the markets remained comfortable with the course of monetary policy during this reporting period, the political environment was frequently a source of uncertainty. Markets were initially highly optimistic about pricing in the new administration’s “pro-growth” fiscal agenda after Donald Trump won the election. After stumbling with health care reform earlier in 2017, legislators passed a major tax overhaul at the end of December, which lowered individual and corporate tax rates. While the new tax law changes are expected to be stimulative to the economy, there are some concerns that it could pose challenges to the Fed’s ability to manage interest rates in the future. Although incoming Fed Chairman Jerome Powell is expected to maintain the course established by outgoing Chair Janet Yellen, after her term expired in February 2018, markets may deem this as another source of uncertainty.

Geopolitical risks were prominent, but some concerns eased by the end of the period. Rhetoric surrounding U.S. trade with China and the renegotiation of the North American Free Trade Agreement (NAFTA) was toned down. After an uncertain start, the “Brexit” talks between the U.K. and European Union progressed to the next phase. Closely watched elections in the Netherlands, France and Germany yielded market friendly results. Tensions between the U.S. and North Korea intensified but did not have a lasting impact on the markets.

The S&P 500® Index returned 21.83%, Dow Jones Industrial Average 22.12% and NASDAQ-100 Index 24.63% in 2017 with the equity market exhibiting very low volatility throughout the reporting period. In fact, for the first time in its history, the total return of the S&P 500® Index was positive in each month of a calendar year. The market shrugged off a contentious domestic political environment, three major hurricanes, escalating rhetoric between the Trump Administration and North Korea, and tightening monetary policy conditions.

The equity market exhibited historically low volatility in 2017. Realized volatility for the year (as measured by the annualized standard deviation of daily returns for the S&P 500® Index) was just 6.78%, the lowest reading since 1964. Moreover, the largest peak-to-trough decline experienced by the S&P 500® Index for 2017 was a loss of just 2.58% from March 1, 2017 through April 13, 2017. Implied volatility, as measured by the Cboe® Volatility Index® (the VIX®), averaged 11.04 in 2017, well below its long-term average of 19.39 and the lowest annual average in the history of the statistic, which began in 1990. The VIX® also set new all-time records for an intra-day low, 8.56 on November 24, 2017, and a closing low, 9.14 on November 3, 2017. The VIX® closed below 10 on 52 days in 2017. Prior to 2017, the VIX® closed below 10 just nine times in its history.

What key strategies were used to manage the Funds during twelve-month reporting period ended December 31, 2017?

BXMX

BXMX seeks attractive total return with less volatility than the S&P 500® Index. During the twelve-month reporting period ended December 31, 2017, the Fund invested in an equity portfolio which sought to track the price movements of the S&P 500® Index and wrote (sold) listed index call options on approximately 100% of the notional value of its stock

6	NUVEEN

portfolio. The cash premium generated by the index call options is intended to supplement the dividend yield on the underlying stock portfolio to support the Fund’s distribution policy and to provide the potential for growth in value during rising markets and/or risk mitigation in the event of a market decline.

The writing of index call options on a broad equity index, while investing in a portfolio of equities, has the potential to enhance the BXMX’s risk-adjusted returns while exposing the Fund to less risk than unhedged equity investments. The portion of the Fund subject to the overwrite potentially forgoes some of its upside equity return in exchange for the cash premiums received for the written index call options. In addition, market declines are typically buffered by the amount of the cash premium BXMX receives. In flat or declining markets, BXMX’s call option premium can potentially enhance total return relative to the S&P 500® Index. In rising markets, such as the one seen during this reporting period, written call options can reduce the Fund’s total return relative to the S&P 500® Index.

DIAX

DIAX seeks attractive total return with less volatility than the Dow Jones Industrial Average (DJIA). NAM varies the level of call option overwrite within a range of approximately 35% to 75%, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside risk management. The Fund currently expects to carry out its principal investment strategy by emphasizing options on broad-based indexes, individual stocks in the DJIA, and options on custom baskets of stocks in addition to ETFs. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

SPXX

SPXX seeks attractive total return with less volatility than the S&P 500® Index. NAM varies the level of option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside risk management. The Fund currently expects to emphasize index call options on the S&P 500® Index and can also employ an expanded range of options including index options on other broad-based indexes and options on custom baskets of stocks in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

QQQX

QQQX seeks attractive total return with less volatility than the NASDAQ-100 Index. NAM varies the level of call option overwrite within a range of approximately 35% to 75% overwrite, with a long-run target of 55% overwrite. NAM uses its proprietary view of the market’s return and volatility profile to dynamically adjust the overwrite percentage and other factors. Generally, if NAM expects the equity market to appreciate, the overwrite percentage will be reduced to offer more potential upside capture. Likewise, if NAM expects equity markets to be flat or to decline, the overwrite percentage may be increased, thus managing the Fund to potentially receive additional cash flow from higher sales of call options. This dynamic option overwrite approach offers potential for greater equity market upside capture than the full overwrite approach, while still offering a measure of downside risk management. The Fund, in carrying out its principal

NUVEEN	7

Portfolio Managers’ Comments (continued)

options strategy, expects to primarily write index call options on the NASDAQ-100 Index and other broad-based indexes and can also write call options on a variety of other equity market indexes and options on custom baskets of stocks in addition to single name options. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

How did the Funds perform during this twelve-month reporting period ended December 31, 2017?

The tables in the Performance Overview and Holding Summaries section of this report provide total return for the one-year, five-year and ten-year periods ended December 31, 2017. Each Fund’s total returns at net asset value (NAV) are compared with the performance of its corresponding market index and, as available, a secondary custom blended benchmark.

For the twelve-month reporting period ended December 31, 2017, BXMX’s shares at NAV outperformed the Cboe S&P 500® BuyWrite Index (BXMSM) its primary index, but underperformed the S&P 500® Index. DIAX underperformed the Dow Jones Industrial Average but outperformed its secondary index, which is a blend of 55% Cboe DJIA BuyWrite Index (BXDSM) and 45% Dow Jones Industrial Average. SPXX underperformed the S&P 500® Index and performed in line with its secondary index, which is a blend of 55% the Cboe S&P 500® BuyWrite Index (BXMSM) and 45% the S&P 500® Index. QQQX underperformed the NASDAQ-100 Index and its secondary index, which is a blend of 55% Cboe Nasdaq 100 BuyWrite Index (BXNSM) and 45% NASDAQ-100 Index.

BXMX

The index call options written by the Fund often have similar characteristics to the index call option present in its benchmark, the BXMSM, at any given time. However, unlike the BXMSM, the Fund employs an active strategy that gives its management team discretion to diversify expiration dates and strike prices across a portfolio of index call options, and to opportunistically pursue attractive call premiums while maintaining a relatively consistent risk profile.

Despite underperforming the BXMSM over the first half of the reporting period, the Fund outperformed for the twelve-month period as outperformance over the last six months of the reporting period more than made up for lagging performance over the first six months of the reporting period.

More specifically, from the beginning of the year through June 30, 2017, BXMX’s shares at NAV returned 6.46%, underperforming the BXM’sSM return of 7.21%. Lagging performance over the first six months of the reporting period was primarily due to underperformance in January and May 2017. The Fund’s underperformance in January 2017 was mainly due to the BXM’sSM index call option having a higher strike price than the weighted-average strike price of the Fund’s index call option portfolio at the beginning of the month, which resulted in the BXMSM having more market exposure and, therefore, more participation in the market’s advance over the first two weeks of the reporting period. The Fund’s underperformance of the BXMSM in May 2017 was mainly due to the weighted-average strike price of the Fund’s index call option portfolio being higher than the strike price of the BXM’sSM index call option during a brief market pullback that occurred mid-month. The lower strike price of the BXM’sSM index call option resulted in less market exposure and, therefore, less participation in the market decline.

From June 30, 2017 through the end of the reporting period, BXMX’s shares at NAV returned 6.36%, outperforming the BXM’sSM return of 5.40%. Outperformance during the last six months of the reporting period was primarily due to the active management of the Fund’s diversified portfolio of written index call options adding value over the single option, hold-to-expiration approach of the BXMSM . The active management of the Fund allowed it to generate higher cash flow during periods of relatively elevated implied volatility and maintain a more consistent amount of market exposure as the equity market advanced.

8	NUVEEN

The Fund’s equity portfolio had positive returns for the reporting period versus the S&P 500® Index, which contributed positively to the Fund’s return. Though collecting premiums from writing index call options generally allows the Fund to generate a positive return when the S&P 500® Index advances, call option positions that expire or are closed out when the Index is well above the option’s strike price may generate realized losses. Thus, call option positions detracted from the Fund’s return during the reporting period which is typical in a strong equity market environment. Fund expenses and losses on index call options detracted from the overall return for the reporting period.

Consistent with its investment objective, the measured risk of the Fund was lower than that of the U.S. equity market and similar to the Fund’s benchmark, as its standard deviation for 2017 was 3.76%, versus 6.78% and 3.75% for the S&P 500® Index and the BXMSM, respectively.

DIAX

DIAX seeks to dampen the beta (a measure of price volatility) of the overall portfolio by selling call options on a portion of the Fund’s underlying equity portfolio. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the Index. In rising markets, however, the options can hinder the Fund’s total return relative to the Index.

The Fund’s equity portfolio had positive returns for the reporting period. It is important to note the relationship between the market’s implied volatility that is measured by the Board Options Exchange (Cboe) Volatility Index (the “VIX”), and option writing. Implied volatility is a component of an option itself. It is the estimated volatility of an asset underlying an option. Higher implied volatilities result in higher option prices. The same can be said about the implied volatility of the market. However, during the reporting period, the market’s implied volatility, as measured by the Chicago Board Options Exchange (Cboe) Volatility Index (the “VIX”), hit record low levels numerous times, ranging between 9.14 and 16.04, and averaging 11.04. As a result, implied and realized volatility, as well as call option premiums, have reached historic lows. It is worth noting that this has been an extremely challenging environment for selling call options

Given the low levels of implied and realized volatility, trading remained extremely light. In general, there was very little reward for option writing. NAM kept the Fund’s option strategy closely tied to the DIAX Blended Benchmark. The option overwrite level ranged from 55% to 60%, but averaged 55%, identical to the Blended Benchmark, for the reporting period.

Throughout the reporting period, the Fund held a modest number of options, and therefore, was well positioned when the markets rose, capturing most of the upside of the Index. Because of its option strategy, however, the Fund was not able to capture all the upside. NAM continued to keep its option writing extremely light. On the options they did write, they opted for ones that were further out of the money than BXDSM which uses options that are at the money.

During the reporting period, NAM remained very tactical with their trades. NAM did hold a few single-name options. Those held included options on an oil exchange-traded fund (ETF), real estate ETF and silver ETFs. These positions also contributed to performance. Options on the S&P 500® Index, the VIX, Russell 2000® Index and MSCI Emerging Market Index nominally contributed to performance.

SPXX

SPXX seeks to dampen the beta (a measure of price volatility) of the overall portfolio by selling call options on a portion of the Fund’s underlying equity portfolio. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the index. In rising markets, however, the options can hinder the Fund’s total return relative to the index.

NUVEEN	9

Portfolio Managers’ Comments (continued)

The Fund’s equity portfolio had positive returns for the reporting period. It is important to note the relationship between market’s implied volatility that is measured by the Board Options Exchange (Cboe) Volatility Index (the “VIX”), and option writing. Implied volatility is a component of an option itself. It is the estimated volatility of an asset underlying an option. Higher implied volatilities result in higher option prices. The same can be said about the implied volatility of the market. However, during the reporting period, the market’s implied volatility, as measured by the Chicago Board Options Exchange (Cboe) Volatility Index (the “VIX”), hit record low levels numerous times, ranging between 9.14 and 16.04, and averaging 11.04. As a result, implied and realized volatility, as well as call option premiums, have reached historic lows. It is worth noting that this has been an extremely challenging environment for selling call options

Given the low levels of implied and realized volatility, trading remained extremely light. In general, there was very little reward for option writing. NAM kept the Fund’s option strategy closely tied to the SPXX Blended Benchmark. The option overwrite level ranged from 55% to 60%, but averaged 55%, identical to the Blended Benchmark, for the reporting period.

Throughout the reporting period, the Fund held a modest number of options, and therefore, was well positioned when the markets rose, capturing most of the upside of the Index. Because of its option strategy, however, the Fund was not able to capture all the upside. NAM continued to keep its option writing extremely light. On the options they did write, they opted for ones that were further out of the money than BXMSM which uses options that are at the money.

During the reporting period, NAM remained very tactical with their trades. NAM did hold a few single-name options. Those held included options on an oil exchange-traded fund (ETF), real estate ETF and silver ETFs. These positions also contributed to performance. Options on the S&P 500® Index, the VIX, Russell 2000® Index and MSCI Emerging Market Index nominally contributed to performance.

QQQX

QQQX seeks to dampen the beta (a measure of price volatility) of the overall portfolio by selling call options on a portion of the Fund’s underlying equity portfolio. This overwrite strategy provides incremental cash flow to the Fund and allows the portion of the Fund’s assets that are not overwritten to participate in any equity market rally. Those portions of the Fund that are overwritten have capped upside potential. The downside is buffered by the amount of cash flow premium received. Therefore, in flat or declining markets, the option premiums can enhance total returns relative to the Index. In rising markets, however, the options can hinder the Fund’s total return relative to the index.

The Fund’s equity portfolio had positive returns for the reporting period. It is important to note the relationship between market’s implied volatility that is measured by the Board Options Exchange (Cboe) Volatility Index (the “VIX”), and option writing. Implied volatility is a component of an option itself. It is the estimated volatility of an asset underlying an option. Higher implied volatilities result in higher option prices. The same can be said about the implied volatility of the market. However, during the reporting period, the market’s implied volatility, as measured by the Chicago Board Options Exchange (Cboe) Volatility Index (the “VIX”), hit record low levels numerous times, ranging between 9.14 and 16.04 and averaging 11.04. As a result, implied and realized volatility, as well as call option premiums, have reached historic lows. It is worth noting that this has been an extremely challenging environment for selling call options

Given the low levels of implied and realized volatility, trading remained extremely light. In general, there was very little reward for option writing. NAM kept the Fund’s option strategy closely tied to the QQQX Blended Benchmark. The option overwrite level ranged from 55% to 60%, but averaged 55%, identical to the Blended Benchmark, for the reporting period.

Throughout the reporting period, the Fund held a modest number of options, and therefore, was well positioned when the markets rose, capturing most of the upside of the Index. Because of its option strategy, however, the Fund was not able to capture all the upside. NAM continued to keep its option writing extremely light. On the options they did write, they opted for ones that were further out of the money than BXNSM which uses options that are at the money.

10	NUVEEN

During the reporting period, NAM remained very tactical with their trades. NAM did hold a few single-name options. Those held included options on an oil exchange-traded fund (ETF), real estate ETF and silver ETFs. These positions also contributed to performance. Options on the NASDAQ-100 Index, the VIX, Russell 2000® Index and MSCI Emerging Market Index nominally contributed to performance. For the reporting period, the Fund’s equity portfolio has a less than 70% overlap with the Index due to its tax constraints. The tax rule that applies to the Fund is that the Index option sold must have less than 70% of its weight in names held by the underlying account for the premium collected to be taxed as capital gains. If it exceeds this limit, the premium is classified as ordinary income. This detracted from performance for the reporting period because the names in the Index not held by the Fund’s portfolio performed particularly well.

NUVEEN	11

Share

Information

DISTRIBUTION INFORMATION

The following information regarding each Fund’s distributions is current as of December 31, 2017, the Fund’s fiscal and tax year end, and may differ from previously issued distribution notifications. Each Fund’s distribution level may vary over time based on the Fund’s investment activities and portfolio investment value changes.

Each Fund has adopted a managed distribution program. The goal of a Fund’s managed distribution program is to provide shareholders relatively consistent and predictable cash flow by systematically converting its expected long-term return potential into regular distributions. As a result, regular distributions throughout the year will likely include a portion of expected long-term and/or short-term gains (both realized and unrealized), along with net investment income.

Important points to understand about Nuveen fund managed distributions are:

•	Each Fund seeks to establish a relatively stable common share distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about a Fund’s past or future investment performance from its current distribution rate.

•	Actual share returns will differ from projected long-term returns (and therefore a Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each period’s distributions are expected to be paid from some or all of the following sources:

•	net investment income consisting of regular interest and dividends,

•	net realized gains from portfolio investments, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•	A non-taxable distribution is a payment of a portion of a Fund’s capital. When a Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s returns fall short of distributions, it will represent a portion of your original principal unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

•	Because distribution source estimates are updated throughout the current fiscal year based on a Fund’s performance, these estimates may differ from both the tax information reported to you in each Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides information regarding each Fund’s distributions and total return performance over various time periods. This information is intended to help you better understand whether each Fund’s returns for the specified time periods were sufficient to meet their distributions.

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Data as of December 31, 2017

		Per Share Regular Distributions							Annualized Total Return on NAV
Fund	Inception Date	Latest Quarter	Total Current Year	Total Current Year Net Investment Income	Total Current Year Net Realized Gain/Loss	Current Unrealized Gain/Loss	Current Distribution Rate on NAV[1,3]	Actual Full-Year Distribution Rate on NAV[2,3]	1-Year	5-Year
BXMX	10/2004	$0.2285	$0.9140	$0.1565	$(0.1329)	$7.0815	6.37%	6.37%	13.21%	9.36%
DIAX	04/2005	$0.2750	$1.0610	$0.2580	$0.0832	$10.1204	5.77%	5.57%	22.12%	12.87%
SPXX	11/2005	$0.2525	$0.9850	$0.1865	$0.1285	$8.0888	6.13%	5.98%	16.91%	9.93%
QQQX	01/2007	$0.3700	$1.4400	$0.0361	$0.5154	$14.8590	6.48%	6.30%	24.63%	16.41%

[1]	Current distribution per share, annualized, divided by the NAV per share on the stated date.
[2]	Actual total per share distributions made during the full fiscal year, divided by the NAV per share on the stated date.
[3]	Each distribution rate represents a “managed distribution” rate. For these Funds, at least in the just completed fiscal year, distributions were predominately comprised of sources other than net investment income, as shown in the table immediately below.

The following table provides each Fund’s distribution sources as of December 31, 2017.

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which is sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of December 31, 2017

	Fiscal Year Source of Distribution			Fiscal Year Per Share Amounts
Fund	Net Investment Income	Realized Gains	Return of Capital[1]	Distributions	Net Investment Income	Realized Gains	Return of Capital[1]
BXMX	16.94%	0.00%	83.06%	$0.9140	$0.1548	$—	$0.7592
DIAX	24.09%	0.00%	75.91%	$1.0610	$0.2556	$—	$0.8054
SPXX	18.60%	0.00%	81.40%	$0.9850	$0.1832	$—	$0.8018
QQQX	2.65%	34.66%	62.69%	$1.4400	$0.0382	$0.4991	$0.9027

[1]	Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization is provided to shareholders on Form 1099-DIV shortly after calendar year-end.

The Tax Cuts and Jobs Act

A large portion of the Fund’s portfolio holdings consist of Real Estate Investment Trusts (REITs). For tax years beginning after December 31, 2017, The Tax Cuts and Jobs Act generally would allow a non-corporate taxpayer a deduction of 20% of the investor’s domestic qualified business income received from certain pass-through entities, including REITs. However, Regulated Investment Companies (RICs) such as the Fund are not explicitly given the ability to pass the deduction through to their non-corporate shareholders. Treasury has been approached to provide RICs the ability to report a portion of their distributions as qualified business income eligible for the 20% deduction. However, until such relief is provided, non-corporate investors will not be able to receive the tax benefit that they would otherwise receive investing directly in the individual REIT securities.

SHARE REPURCHASES

During August 2017, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

NUVEEN	13

Share Information (continued)

As of December 31, 2017, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding shares as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
Shares cumulatively repurchased and retired	460,238	0	383,763	0
Shares authorized for repurchase	10,355,000	3,610,000	1,615,000	3,660,000

During the current reporting period, the Funds did not repurchase any of their outstanding shares.

OTHER SHARE INFORMATION

As of December 31, 2017, and during the current reporting period, the Funds’ share prices were trading at a premium/(discount) to their NAVs as shown in the accompanying table.

	BXMX	DIAX	SPXX	QQQX
NAV	$14.35	$19.05	$16.47	$22.84
Share price	$14.25	$18.84	$17.31	$24.21
Premium/(Discount) to NAV	(0.70)%	(1.10)%	5.10%	6.00%
12-month average premium/(discount) to NAV	(2.19)%	(5.73)%	(2.02)%	1.45%

14	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen S&P 500 Buy-Write Income Fund (BXMX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/BXMX.

Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/DIAX.

Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/SPXX.

Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Common stock returns often have experienced significant volatility. The Fund may not participate in any appreciation of its equity portfolio as fully as it would if the Fund did not sell call options. In addition, the Fund will continue to bear the risk of declines in the value of the equity portfolio. Because index options are settled in cash, sellers of index call options, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. For these and other risks, including tax risk, please see the Fund’s web page at www.nuveen.com/QQQX.

NUVEEN	15

BXMX

Nuveen S&P 500 Buy-Write Income Fund

Performance Overview and Holding Summaries as of December 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
BXMX at NAV	13.21%	9.36%	5.98%
BXMX at Share Price	19.59%	11.91%	7.70%
CBOE S&P 500® BuyWrite Index (BXMSM)	13.00%	8.78%	4.89%
S&P 500® Index	21.83%	15.79%	8.50%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

16	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	100.1%
Repurchase Agreements	1.7%
Other Assets Less Liabilities	(1.8)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Apple, Inc.	3.9%
Microsoft Corporation	3.0%
Amazon.com, Inc.	2.1%
Facebook Inc., Class A	2.1%
Berkshire Hathaway Inc., Class B	2.0%

Portfolio Composition

(% of total investments)

Banks	6.8%
Internet Software & Services	5.6%
Software	5.4%
Oil, Gas & Consumable Fuels	5.0%
Pharmaceuticals	4.8%
Technology Hardware, Storage & Peripherals	4.2%
Semiconductors & Semiconductor Equipment	3.8%
Biotechnology	3.3%
IT Services	3.2%
Internet and Direct Marketing Retail	3.0%
Health Care Providers & Services	2.9%
Media	2.7%
Specialty Retail	2.7%
Insurance	2.6%

Aerospace & Defense	2.5%
Capital Markets	2.4%
Equity Real Estate Investment Trusts	2.3%
Industrial Conglomerates	2.3%
Health Care Equipment & Supplies	2.3%
Beverages	2.2%
Diversified Telecommunication Services	2.1%
Machinery	2.1%
Diversified Financial Services	2.1%
Chemicals	1.9%
Hotels, Restaurants & Leisure	1.7%
Repurchase Agreements	1.6%
Other	18.5%
Total	100%

NUVEEN	17

DIAX

Nuveen Dow 30SM Dynamic Overwrite Fund

Performance Overview and Holding Summaries as of December 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
DIAX at NAV	22.12%	12.87%	7.99%
DIAX at Share Price	33.65%	14.90%	9.28%
Dow Jones Industrial Average (DJIA)	28.11%	16.37%	9.28%
DIAX Blended Benchmark	19.91%	11.08%	7.03%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

18	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	99.8%
U.S. Government and Agency Obligations	0.7%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Boeing Company	8.2%
Goldman Sachs Group, Inc.	7.1%
3M Co.	6.6%
UnitedHealth Group Incorporated	6.1%
Home Depot, Inc.	5.3%

Portfolio Composition

(% of total investments)

Aerospace & Defense	11.7%
IT Services	7.4%
Capital Markets	7.0%
Industrial Conglomerates	7.0%
Pharmaceuticals	6.4%
Health Care Providers & Services	6.1%
Oil, Gas & Consumable Fuels	5.8%
Specialty Retail	5.2%
Hotels, Restaurants & Leisure	4.8%
Technology Hardware, Storage & Peripherals	4.7%
Machinery	4.4%
Insurance	3.7%
Media	3.0%
Banks	2.9%
U.S. Government and Agency Obligations	0.7%
Other	19.2%
Total	100%

NUVEEN	19

SPXX

Nuveen S&P 500 Dynamic Overwrite Fund

Performance Overview and Holding Summaries as of December 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
SPXX at NAV	16.91%	9.93%	6.07%
SPXX at Share Price	27.91%	13.96%	8.62%
S&P 500® Index	21.83%	15.79%	8.50%
SPXX Blended Benchmark	16.92%	11.92%	6.62%

Performance prior to December 22, 2014, reflects the Fund’s performance under the management of a sub-adviser using an investment strategy that differed from those currently in place.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

20	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	100.3%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Apple, Inc.	4.1%
Microsoft Corporation	3.2%
Amazon.com Inc.	2.2%
Facebook Inc., Class A	2.1%
JPMorgan Chase & Co.	2.0%

Portfolio Composition

(% of total investments)

Banks	7.8%
Internet Software & Services	6.1%
Oil, Gas & Consumable Fuels	5.7%
Pharmaceuticals	5.1%
Software	4.9%
Technology Hardware, Storage & Peripherals	4.4%
IT Services	4.3%
Semiconductors & Semiconductor Equipment	4.0%
Health Care Providers & Services	3.2%
Internet and Direct Marketing Retail	3.2%
Specialty Retail	3.1%
Insurance	2.9%
Capital Markets	2.7%

Machinery	2.7%
Biotechnology	2.6%
Aerospace & Defense	2.5%
Media	2.4%
Industrial Conglomerates	2.4%
Chemicals	2.3%
Diversified Telecommunication Services	2.2%
Beverages	2.1%
Household Products	1.9%
Tobacco	1.8%
Other	19.7%
Total	100%

NUVEEN	21

QQQX

Nuveen Nasdaq 100 Dynamic Overwrite Fund

Performance Overview and Holding Summaries as of December 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of December 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
QQQX at NAV	24.63%	16.41%	10.19%
QQQX at Share Price	39.24%	18.12%	12.62%
Nasdaq 100® Index	32.99%	20.68%	13.05%
QQQX Blended Benchmark	25.13%	14.91%	8.76%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

22	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Fund Allocation

(% of net assets)

Common Stocks	98.6%
Exchange-Traded Funds	1.7%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Top Five Issuers

(% of total long-term investments)

Apple, Inc.	13.0%
Microsoft Corporation	9.9%
Amazon.com, Inc.	8.4%
Facebook Inc., Class A	6.7%
Alphabet Inc., Class C	5.7%

Portfolio Composition

(% of total investments)

Internet Software & Services	20.6%
Technology Hardware, Storage & Peripherals	13.1%
Software	13.0%
Semiconductors & Semiconductor Equipment	10.9%
Internet and Direct Marketing Retail	10.2%
Biotechnology	8.1%
Media	3.9%
Exchange-Traded Funds	1.7%
Other	18.5%
Total	100%

NUVEEN	23

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen S&P 500 Buy-Write Income Fund,

Nuveen Dow 30SM Dynamic Overwrite Fund,

Nuveen S&P 500 Dynamic Overwrite Fund and

Nuveen Nasdaq 100 Dynamic Overwrite Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen S&P 500 Buy-Write Income Fund, Nuveen Dow 30SM Dynamic Overwrite Fund, Nuveen S&P 500 Dynamic Overwrite Fund and Nuveen Nasdaq 100 Dynamic Overwrite Fund (the “Funds”) as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois

February 27, 2018

We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

24	NUVEEN

BXMX

Nuveen S&P 500 Buy-Write Income Fund
Portfolio of Investments	December 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.1%

	COMMON STOCKS – 100.1% (2)

	Aerospace & Defense – 2.5%

50,341	Arconic, Inc.	$1,371,792
42,473	Boeing Company	12,525,712
8,874	Huntington Ingalls Industries Inc.	2,091,602
21,569	Northrop Grumman Corporation	6,619,742
36,207	Raytheon Company	6,801,485
63,296	United Technologies Corporation	8,074,671
	Total Aerospace & Defense	37,485,004

	Air Freight & Logistics – 0.7%

83,399	United Parcel Service, Inc., Class B	9,936,991

	Airlines – 0.4%

81,380	United Continental Holdings Inc., (3)	5,485,012

	Auto Components – 0.2%

25,665	Cooper Tire & Rubber Company	907,258
76,044	Gentex Corporation	1,593,122
	Total Auto Components	2,500,380

	Automobiles – 0.4%

324,831	Ford Motor Company	4,057,139
39,370	Harley-Davidson, Inc.	2,003,146
1,355	Tesla Inc., (3)	421,879
	Total Automobiles	6,482,164

	Banks – 6.9%

706,297	Bank of America Corporation	20,849,887
195,691	Citigroup Inc.	14,561,367
33,724	Comerica Incorporated	2,927,580
71,851	Fifth Third Bancorp.	2,179,959
108,513	First Horizon National Corporation	2,169,175
263,647	JPMorgan Chase & Co.	28,194,410
20,320	M&T Bank Corporation	3,474,517
168,139	U.S. Bancorp	9,008,888
316,395	Wells Fargo & Company	19,195,685
	Total Banks	102,561,468

	Beverages – 2.2%

298,211	Coca-Cola Company	13,681,921
55,740	Monster Beverage Corporation, (3)	3,527,785
133,358	PepsiCo, Inc.	15,992,291
	Total Beverages	33,201,997

	Biotechnology – 3.3%

121,184	AbbVie Inc.	11,719,705
3,155	Alnylam Pharmaceuticals, Inc., (3)	400,843
62,384	Amgen Inc.	10,848,578
21,123	Biogen Inc., (3)	6,729,154
7,982	BioMarin Pharmaceutical Inc., (3)	711,755
25,349	Bioverativ, Inc., (3)	1,366,818
74,331	Celgene Corporation, (3)	7,757,183
112,170	Gilead Sciences, Inc.	8,035,859
6,712	Seattle Genetics, Inc., (3)	359,092

NUVEEN	25

BXMX	Nuveen S&P 500 Buy-Write Income Fund
	Portfolio of Investments (continued)	December 31, 2017

Shares	Description (1)	Value

	Biotechnology (continued)

11,117	Shire plc, ADR	$1,724,469
	Total Biotechnology	49,653,456

	Building Products – 0.4%

28,365	Allegion PLC	2,256,719
88,587	Masco Corporation	3,892,513
	Total Building Products	6,149,232

	Capital Markets – 2.4%

129,726	Charles Schwab Corporation	6,664,025
31,680	CME Group, Inc.	4,626,864
28,291	Eaton Vance Corporation	1,595,329
33,938	Goldman Sachs Group, Inc.	8,646,045
73,621	Intercontinental Exchange, Inc.	5,194,698
31,797	Legg Mason, Inc.	1,334,838
137,102	Morgan Stanley	7,193,742
17,078	Waddell & Reed Financial, Inc., Class A	381,523
	Total Capital Markets	35,637,064

	Chemicals – 1.9%

4,418	AdvanSix, Inc., (3)	185,865
6,364	Chemours Company (The)	318,582
198,471	DowDuPont, Inc.	14,135,105
32,774	Eastman Chemical Company	3,036,183
48,505	Monsanto Company	5,664,414
25,424	Olin Corporation	904,586
80,712	RPM International, Inc.	4,230,923
	Total Chemicals	28,475,658

	Commercial Services & Supplies – 0.4%

14,145	Deluxe Corporation	1,086,902
26,475	Pitney Bowes Inc.	295,991
56,182	Waste Management, Inc.	4,848,507
	Total Commercial Services & Supplies	6,231,400

	Communications Equipment – 1.2%

4,101	ADTRAN, Inc.	79,354
24,808	Ciena Corporation, (3)	519,231
362,663	Cisco Systems, Inc.	13,889,993
5,462	Lumentum Holdings Inc., (3)	267,092
27,205	Motorola Solutions Inc.	2,457,700
2,158	Palo Alto Networks, Inc., (3)	312,781
27,916	Viavi Solutions Inc., (3)	243,986
	Total Communications Equipment	17,770,137

	Consumer Finance – 1.0%

81,418	American Express Company	8,085,622
61,037	Discover Financial Services	4,694,966
35,850	Navient Corporation	477,522
93,115	SLM Corporation, (3)	1,052,200
	Total Consumer Finance	14,310,310

	Containers & Packaging – 0.3%

20,788	Avery Dennison Corporation	2,387,710
21,019	Packaging Corporation of America	2,533,840
5,718	Sonoco Products Company	303,855
	Total Containers & Packaging	5,225,405

	Distributors – 0.1%

23,190	Genuine Parts Company	2,203,282

26	NUVEEN

Shares	Description (1)	Value

	Diversified Financial Services – 2.1%

151,596	Berkshire Hathaway Inc., Class B, (3)	$30,049,358
53,398	Leucadia National Corporation	1,414,513
	Total Diversified Financial Services	31,463,871

	Diversified Telecommunication Services – 2.1%

415,835	AT&T Inc.	16,167,665
41,144	CenturyLink Inc.	686,282
286,269	Verizon Communications Inc.	15,152,218
	Total Diversified Telecommunication Services	32,006,165

	Electric Utilities – 1.6%

76,701	Duke Energy Corporation	6,451,321
86,762	Great Plains Energy Incorporated	2,797,207
60,829	OGE Energy Corp.	2,001,882
76,389	Pinnacle West Capital Corporation	6,506,815
116,253	Southern Company	5,590,607
	Total Electric Utilities	23,347,832

	Electrical Equipment – 0.8%

36,128	Eaton Corporation PLC	2,854,473
59,195	Emerson Electric Company	4,125,300
11,240	Hubbell Inc.	1,521,222
20,295	Rockwell Automation, Inc.	3,984,923
	Total Electrical Equipment	12,485,918

	Electronic Equipment, Instruments & Components – 0.3%

125,399	Corning Incorporated	4,011,514

	Energy Equipment & Services – 1.0%

32,409	Diamond Offshore Drilling, Inc.	602,483
117,438	Halliburton Company	5,739,195
50,815	Patterson-UTI Energy, Inc.	1,169,253
119,994	Schlumberger Limited	8,086,396
	Total Energy Equipment & Services	15,597,327

	Equity Real Estate Investment Trusts – 2.3%

84,230	Apartment Investment & Management Company, Class A	3,681,693
109,496	Brandywine Realty Trust	1,991,732
34,687	CBL & Associates Properties Inc.	196,328
95,698	CubeSmart	2,767,586
106,652	DCT Industrial Trust Inc.	6,269,005
110,016	Equity Commonwealth	3,356,588
68,970	Healthcare Realty Trust, Inc.	2,215,316
111,415	Lexington Realty Trust	1,075,155
55,742	Liberty Property Trust	2,397,463
11,918	Sabra Health Care REIT Inc.	223,701
26,716	Senior Housing Properties Trust	511,611
49,503	Ventas Inc.	2,970,675
58,810	Welltower Inc.	3,750,314
80,210	Weyerhaeuser Company	2,828,205
	Total Equity Real Estate Investment Trusts	34,235,372

	Food & Staples Retailing – 1.8%

94,204	CVS Health Corporation	6,829,790
126,228	Kroger Co.	3,464,959
81,324	Walgreens Boots Alliance Inc.	5,905,749
103,755	Wal-Mart Stores, Inc.	10,245,806
	Total Food & Staples Retailing	26,446,304

NUVEEN	27

BXMX	Nuveen S&P 500 Buy-Write Income Fund
	Portfolio of Investments (continued)	December 31, 2017

Shares	Description (1)	Value

	Food Products – 0.6%

15,419	Lamb Weston Holdings, Inc.	$870,403
203,608	Mondelez International Inc., Class A	8,714,422
	Total Food Products	9,584,825

	Gas Utilities – 0.2%

13,968	Atmos Energy Corporation	1,199,712
23,481	National Fuel Gas Company	1,289,342
	Total Gas Utilities	2,489,054

	Health Care Equipment & Supplies – 2.3%

139,351	Abbott Laboratories	7,952,762
47,152	Baxter International, Inc.	3,047,905
13,397	Halyard Health Inc., (3)	618,673
28,632	Hill-Rom Holdings Inc.	2,413,391
67,993	Hologic Inc., (3)	2,906,701
15,351	Intuitive Surgical, Inc., (3)	5,602,194
144,730	Medtronic, PLC	11,686,948
	Total Health Care Equipment & Supplies	34,228,574

	Health Care Providers & Services – 3.0%

43,344	Aetna Inc.	7,818,824
28,049	Anthem Inc.	6,311,305
69,194	Brookdale Senior Living Inc., (3)	671,182
69,353	Express Scripts Holding Company, (3)	5,176,508
45,526	HCA Healthcare Inc., (3)	3,999,004
54,246	Henry Schein Inc., (3)	3,790,710
75,941	UnitedHealth Group Incorporated	16,741,953
	Total Health Care Providers & Services	44,509,486

	Health Care Technology – 0.2%

47,111	Cerner Corporation, (3)	3,174,810

	Hotels, Restaurants & Leisure – 1.8%

51,356	Carnival Corporation	3,408,498
3,915	Domino’s Pizza, Inc.	739,778
34,368	ILG, Inc.	978,801
3,590	Las Vegas Sands Corp.	249,469
37,733	Marriott International, Inc., Class A	5,121,500
82,329	McDonald’s Corporation	14,170,467
10,623	Wynn Resorts Ltd	1,790,932
	Total Hotels, Restaurants & Leisure	26,459,445

	Household Durables – 0.6%

13,039	Garmin Limited	776,733
59,114	KB Home	1,888,692
62,853	Newell Brands Inc.	1,942,158
63	NVR Inc., (3)	221,018
16,680	TopBuild Corporation, (3)	1,263,343
1,285	Tupperware Brands Corporation	80,570
13,698	Whirlpool Corporation	2,310,031
	Total Household Durables	8,482,545

	Household Products – 1.7%

101,528	Colgate-Palmolive Company	7,660,288
184,511	Procter & Gamble Company	16,952,871
	Total Household Products	24,613,159

	Industrial Conglomerates – 2.3%

50,058	3M Co.	11,782,151
610,296	General Electric Company	10,649,665

28	NUVEEN

Shares	Description (1)	Value

	Industrial Conglomerates (continued)

65,868	Honeywell International Inc.	$10,101,516
6,553	Roper Technologies, Inc.	1,697,227
	Total Industrial Conglomerates	34,230,559

	Insurance – 2.6%

63,927	Allstate Corporation	6,693,796
101,177	American International Group, Inc.	6,028,126
41,209	Arthur J. Gallagher & Co.	2,607,706
40,755	CNO Financial Group Inc.	1,006,241
29,385	FNF Group	1,153,067
65,958	Genworth Financial Inc., Class A, (3)	205,129
74,204	Hartford Financial Services Group, Inc.	4,176,201
2,764	Kemper Corporation	190,440
52,087	Lincoln National Corporation	4,003,928
83,208	Marsh & McLennan Companies, Inc.	6,772,299
43,987	Travelers Companies, Inc.	5,966,397
	Total Insurance	38,803,330

	Internet and Direct Marketing Retail – 3.0%

26,987	Amazon.com, Inc., (3)	31,560,486
5,279	HSN, Inc.	213,008
31,810	Netflix.com Inc., (3)	6,106,248
4,083	Priceline Group Incorporated, (3)	7,095,192
	Total Internet and Direct Marketing Retail	44,974,934

	Internet Software & Services – 5.7%

31,895	Akamai Technologies, Inc., (3)	2,074,451
24,199	Alphabet Inc., Class A, (3)	25,491,227
17,501	Alphabet Inc., Class C, (3)	18,313,046
89,925	eBay Inc., (3)	3,393,770
177,086	Facebook Inc., Class A, (3)	31,248,595
7,034	IAC/InterActiveCorp, (3)	860,118
26,317	VeriSign, Inc., (3)	3,011,717
	Total Internet Software & Services	84,392,924

	IT Services – 3.2%

7,929	Alliance Data Systems Corporation	2,009,843
42,348	Automatic Data Processing, Inc.	4,962,762
9,010	Black Knight, Inc., (3)	397,792
22,729	DXC Technology Company	2,156,982
53,917	Fidelity National Information Services, Inc.	5,073,051
58,645	International Business Machines Corporation	8,997,316
89,493	PayPal Holdings, Inc., (3)	6,588,475
155,829	Visa Inc., Class A	17,767,623
	Total IT Services	47,953,844

	Leisure Products – 0.1%

50,711	Mattel, Inc., (3)	779,935
8,378	Polaris Industries Inc.	1,038,788
	Total Leisure Products	1,818,723

	Machinery – 2.1%

49,083	Caterpillar Inc.	7,734,499
20,180	Cummins Inc.	3,564,595
27,031	Deere & Company	4,230,622
36,642	Graco Inc.	1,656,951
26,533	Hillenbrand Inc.	1,186,025
33,984	Ingersoll-Rand PLC	3,031,033
16,893	Parker Hannifin Corporation	3,371,505
10,877	Snap-on Incorporated	1,895,861
27,141	Stanley Black & Decker Inc.	4,605,556

NUVEEN	29

BXMX	Nuveen S&P 500 Buy-Write Income Fund
	Portfolio of Investments (continued)	December 31, 2017

Shares	Description (1)	Value

	Machinery (continued)

10,465	Timken Company	$514,355
	Total Machinery	31,791,002

	Media – 2.8%

51,987	CBS Corporation, Class B	3,067,233
371,265	Comcast Corporation, Class A	14,869,163
32,173	DISH Network Corporation, Class A, (3)	1,536,261
69,999	New York Times Company (The), Class A	1,294,982
90,019	News Corporation, Class A	1,459,208
46,679	Omnicom Group, Inc.	3,399,632
31,371	Regal Entertainment Group, Class A	721,847
135,561	Walt Disney Company	14,574,163
	Total Media	40,922,489

	Metals & Mining – 0.3%

20,083	Barrick Gold Corporation	290,601
53,920	Newmont Mining Corporation	2,023,078
27,776	Nucor Corporation	1,765,998
6,160	Southern Copper Corporation	292,292
	Total Metals & Mining	4,371,969

	Mortgage Real Estate Investment Trusts – 0.0%

10,398	Annaly Capital Management Inc.	123,632

	Multiline Retail – 0.6%

29,494	Dollar Tree Inc., (3)	3,165,001
35,478	Macy’s, Inc.	893,691
22,535	Nordstrom, Inc.	1,067,708
50,125	Target Corporation	3,270,656
	Total Multiline Retail	8,397,056

	Multi-Utilities – 1.4%

54,853	Ameren Corporation	3,235,778
57,390	Consolidated Edison, Inc.	4,875,281
18,999	NorthWestern Corporation	1,134,240
116,693	Public Service Enterprise Group Incorporated	6,009,690
93,975	WEC Energy Group, Inc.	6,242,759
	Total Multi-Utilities	21,497,748

	Oil, Gas & Consumable Fuels – 5.1%

74,927	Cenovus Energy Inc.	684,084
5,998	Cheniere Energy Inc., (3)	322,932
137,336	Chevron Corporation	17,193,094
130,082	ConocoPhillips	7,140,201
28,455	CNX Resources Corporation, (3)	416,297
3,556	CONSOL Energy Inc., (3)	140,498
43,385	Continental Resources Inc., (3)	2,298,103
134,944	Encana Corporation	1,798,804
290,953	Exxon Mobil Corporation	24,335,309
71,437	Hess Corporation	3,391,114
89,756	Occidental Petroleum Corporation	6,611,427
25,543	ONEOK, Inc.	1,365,273
55,824	Phillips 66	5,646,598
9,755	Suncor Energy, Inc.	358,204
42,524	Valero Energy Corporation	3,908,381
	Total Oil, Gas, & Consumable Fuels	75,610,319

	Pharmaceuticals – 4.9%

29,566	Allergan PLC	4,836,406
127,101	Bristol-Myers Squibb Company	7,788,749
82,706	Eli Lilly and Company	6,985,349

30	NUVEEN

Shares	Description (1)	Value

	Pharmaceuticals (continued)

187,519	Johnson & Johnson	$26,200,155
201,746	Merck & Company Inc.	11,352,247
416,556	Pfizer Inc.	15,087,658
	Total Pharmaceuticals	72,250,564

	Professional Services – 0.1%

9,803	ManpowerGroup Inc.	1,236,256

	Road & Rail – 0.7%

5,426	Canadian Pacific Railway Limited	991,656
49,980	Norfolk Southern Corporation	7,242,102
13,877	Old Dominion Freight Line, Inc.	1,825,519
	Total Road & Rail	10,059,277

	Semiconductors & Semiconductor Equipment – 3.9%

67,575	Analog Devices, Inc.	6,016,202
36,381	Broadcom Limited	9,346,279
339,107	Intel Corporation	15,653,179
31,154	Lam Research Corporation	5,734,517
50,716	Microchip Technology Incorporated	4,456,922
45,154	NVIDIA Corporation	8,737,299
1,957	NXP Semiconductors NV, (3)	229,145
110,361	QUALCOMM, Inc.	7,065,311
	Total Semiconductors & Semiconductor Equipment	57,238,854

	Software – 5.6%

74,480	Activision Blizzard Inc.	4,716,074
52,400	Adobe Systems Incorporated, (3)	9,182,576
26,327	Autodesk, Inc., (3)	2,759,859
24,616	CDK Global Inc.	1,754,628
6,526	Dell Technologies Inc., Class V, (3)	530,433
516,596	Microsoft Corporation	44,189,621
239,312	Oracle Corporation	11,314,671
78,950	salesforce.com, inc., (3)	8,071,059
	Total Software	82,518,921

	Specialty Retail – 2.7%

32,842	American Eagle Outfitters, Inc.	617,430
31,407	Best Buy Co., Inc.	2,150,437
28,260	CarMax, Inc., (3)	1,812,314
27,695	Gap, Inc.	943,292
90,045	Home Depot, Inc.	17,066,229
24,188	L Brands Inc.	1,456,601
82,366	Lowe’s Companies, Inc.	7,655,096
32,953	Ross Stores, Inc.	2,644,478
18,542	Tiffany & Co.	1,927,441
52,140	TJX Companies, Inc.	3,986,624
	Total Specialty Retail	40,259,942

	Technology Hardware, Storage & Peripherals – 4.3%

344,976	Apple, Inc.	58,380,285
152,670	HP Inc.	3,207,597
35,712	NetApp, Inc.	1,975,588
	Total Technology Hardware, Storage & Peripherals	63,563,470

	Textiles, Apparel & Luxury Goods – 0.3%

6,298	lululemon athletica Inc., (3)	494,960
64,015	VF Corporation	4,737,110
	Total Textiles, Apparel & Luxury Goods	5,232,070

NUVEEN	31

BXMX	Nuveen S&P 500 Buy-Write Income Fund
	Portfolio of Investments (continued)	December 31, 2017

Shares	Description (1)			Value

	Thrifts & Mortgage Finance – 0.1%

74,265	MGIC Investment Corporation, (3)			$1,047,879

	Tobacco – 1.6%

154,911	Altria Group, Inc.			11,062,195
992	British American Tobacco PLC			66,454
110,843	Philip Morris International			11,710,563
22,323	Vector Group Ltd.			499,589
	Total Tobacco			23,338,801

	Wireless Telecommunication Services – 0.0%

21,183	Sprint Corporation, (3)			124,768
	Total Long-Term Investments (cost $749,216,107)			1,488,204,492

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 1.7%

	REPURCHASE AGREEMENTS – 1.7%

$24,581	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/29/17, repurchase price $24,582,154, collateralized by $23,890,000 U.S. Treasury Inflation Indexed Obligations, 0.125%, due 4/15/19, value $25,076,855	0.540%	1/02/18	$24,580,679
	Total Short-Term Investments (cost $24,580,679)			24,580,679
	Total Investments (cost $773,796,786) – 101.8%			1,512,785,171
	Other Assets Less Liabilities – (1.8)% (4)			(26,781,827)
	Net Assets – 100%			$1,486,003,344

Investments in Derivatives

Options Written

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(622)	$(164,830,000)	$2,650	1/05/18	$(1,847,340)
S&P 500® Index	Call	(610)	(158,600,000)	2,600	1/19/18	(5,059,950)
S&P 500® Index	Call	(625)	(165,625,000)	2,650	1/19/18	(2,428,125)
S&P 500® Index	Call	(634)	(171,180,000)	2,700	1/26/18	(653,020)
S&P 500® Index	Call	(625)	(162,500,000)	2,600	2/16/18	(5,740,625)
S&P 500® Index	Call	(613)	(160,912,500)	2,625	2/16/18	(4,330,845)
S&P 500® Index	Call	(575)	(152,375,000)	2,650	2/16/18	(2,929,625)
S&P 500® Index	Call	(557)	(148,997,500)	2,675	2/16/18	(1,852,025)
S&P 500® Index	Call	(643)	(173,610,000)	2,700	3/16/18	(1,996,515)
Total Options Written (premiums received $21,166,710)		(5,504)	$(1,458,630,000)			$(26,838,070)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	The Fund may designate up to 100% of its common stock investments to cover outstanding options written.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

32	NUVEEN

DIAX

Nuveen Dow 30SM Dynamic Overwrite Fund
Portfolio of Investments	December 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.8%

	COMMON STOCKS – 99.8%

	Aerospace & Defense – 11.7%

191,000	Boeing Company, (2)	$56,327,810
191,000	United Technologies Corporation, (2)	24,365,870
	Total Aerospace & Defense	80,693,680

	Banks – 3.0%

191,000	JPMorgan Chase & Co.	20,425,540

	Beverages – 1.3%

191,000	Coca-Cola Company	8,763,080

	Capital Markets – 7.1%

191,000	Goldman Sachs Group, Inc.	48,659,160

	Chemicals – 2.0%

191,000	DowDuPont, Inc.	13,603,020

	Communications Equipment – 1.1%

191,000	Cisco Systems, Inc.	7,315,300

	Consumer Finance – 2.7%

191,000	American Express Company, (2)	18,968,210

	Diversified Telecommunication Services – 1.5%

191,000	Verizon Communications Inc., (2)	10,109,630

	Food & Staples Retailing – 2.7%

191,000	Wal-Mart Stores, Inc., (2)	18,861,250

	Health Care Providers & Services – 6.1%

191,000	UnitedHealth Group Incorporated, (2)	42,107,860

	Hotels, Restaurants & Leisure – 4.8%

191,000	McDonald’s Corporation	32,874,920

	Household Products – 2.6%

191,000	Procter & Gamble Company	17,549,080

	Industrial Conglomerates – 7.0%

191,000	3M Co.	44,955,670
191,000	General Electric Company	3,332,950
	Total Industrial Conglomerates	48,288,620

	Insurance – 3.8%

191,000	Travelers Companies, Inc.	25,907,240

	IT Services – 7.4%

191,000	International Business Machines Corporation, (2)	29,303,220
191,000	Visa Inc., Class A, (2)	21,777,820
	Total IT Services	51,081,040

	Machinery – 4.4%

191,000	Caterpillar Inc., (2)	30,097,780

NUVEEN	33

DIAX	Nuveen Dow 30SM Dynamic Overwrite Fund
	Portfolio of Investments (continued)	December 31, 2017

Shares	Description (1)				Value

	Media – 3.0%

191,000	Walt Disney Company				$20,534,410

	Oil, Gas & Consumable Fuels – 5.8%

191,000	Chevron Corporation, (2)				23,911,290
191,000	Exxon Mobil Corporation				15,975,240
	Total Oil, Gas, & Consumable Fuels				39,886,530

	Pharmaceuticals – 6.4%

191,000	Johnson & Johnson				26,686,520
191,000	Merck & Company Inc.				10,747,570
191,000	Pfizer Inc.				6,918,020
	Total Pharmaceuticals				44,352,110

	Semiconductors & Semiconductor Equipment – 1.3%

191,000	Intel Corporation				8,816,560

	Software – 2.4%

191,000	Microsoft Corporation				16,338,140

	Specialty Retail – 5.3%

191,000	Home Depot, Inc.				36,200,230

	Technology Hardware, Storage & Peripherals – 4.7%

191,000	Apple, Inc., (2)				32,322,930

	Textiles, Apparel & Luxury Goods – 1.7%

191,000	Nike, Inc., Class B				11,947,050
	Total Long-Term Investments (cost $321,252,026)				685,703,370

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	SHORT-TERM INVESTMENTS – 0.7%

	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 0.7%

$5,000	U.S. Treasury Bills	0.000%	1/18/18	N/R	$4,997,247
	Total Short-Term Investments (cost $4,997,425)				4,997,247
	Total Investments (cost $326,249,451) – 100.5%				690,700,617
	Other Assets Less Liabilities – (0.5)% (4)				(3,121,444)
	Net Assets – 100%				$687,579,173

Investments in Derivatives

Options Purchased

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
Cisco Systems Inc.	Call	200	$780,000	$39	1/19/18	$2,900
iShares MSCI EAFE ETF	Put	200	1,400,000	70	1/19/18	8,500
Twitter, Inc.	Call	200	500,000	25	1/19/18	8,400
United States Natural Gas Fund LP	Call	400	240,000	6	1/19/18	8,400
Total Options Purchased (premiums paid $47,112)		1,000	$2,920,000			$28,200

34	NUVEEN

Options Written

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(1,275)	$(340,425,000)	$2,670	1/19/18	$(3,028,125)
S&P 500® Index	Call	(52)	(13,910,000)	2,675	1/19/18	(106,340)
S&P 500® Index	Call	(104)	(28,080,000)	2,700	1/19/18	(79,040)
Total Options Written (premiums received $3,978,269)		(1,431)	$(382,415,000)			$(3,213,505)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Exercise Price by 100.

See accompanying notes to financial statements.

NUVEEN	35

SPXX

Nuveen S&P 500 Dynamic Overwrite Fund
Portfolio of Investments	December 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.3%

	COMMON STOCKS – 100.3%

	Aerospace & Defense – 2.6%

8,860	Boeing Company	$2,612,903
4,500	Lockheed Martin Corporation	1,444,725
6,361	Raytheon Company	1,194,914
12,156	United Technologies Corporation, (2)	1,550,741
	Total Aerospace & Defense	6,803,283

	Air Freight & Logistics – 0.7%

15,007	United Parcel Service, Inc., Class B	1,788,084

	Airlines – 0.3%

8,915	Alaska Air Group, Inc.	655,342
7,400	JetBlue Airways Corporation, (3)	165,316
	Total Airlines	820,658

	Auto Components – 0.1%

7,910	Cooper Tire & Rubber Company	279,618

	Automobiles – 0.5%

79,596	Ford Motor Company, (2)	994,154
1,096	Tesla Inc., (3)	341,240
	Total Automobiles	1,335,394

	Banks – 7.8%

142,200	Bank of America Corporation, (2)	4,197,744
40,300	Citigroup Inc.	2,998,723
12,643	Comerica Incorporated	1,097,539
12,783	Fifth Third Bancorp.	387,836
49,105	Huntington BancShares Inc.	714,969
51,100	JPMorgan Chase & Co.	5,464,634
33,673	Regions Financial Corporation	581,869
33,569	U.S. Bancorp	1,798,627
58,700	Wells Fargo & Company	3,561,329
	Total Banks	20,803,270

	Beverages – 2.1%

58,100	Coca-Cola Company, (2)	2,665,628
24,800	PepsiCo, Inc.	2,974,016
	Total Beverages	5,639,644

	Biotechnology – 2.6%

20,942	AbbVie Inc.	2,025,301
11,602	Amgen Inc., (2)	2,017,588
13,800	Celgene Corporation, (3)	1,440,168
20,500	Gilead Sciences, Inc., (2)	1,468,620
	Total Biotechnology	6,951,677

	Capital Markets – 2.7%

26,500	Charles Schwab Corporation	1,361,305
5,681	CME Group, Inc.	829,710
16,013	Federated Investors Inc.	577,749
7,570	Goldman Sachs Group, Inc.	1,928,533
13,620	Intercontinental Exchange, Inc.	961,027

36	NUVEEN

Shares	Description (1)	Value

	Capital Markets (continued)

30,033	Morgan Stanley	$1,575,832
	Total Capital Markets	7,234,156

	Chemicals – 2.3%

36,749	DowDuPont, Inc.	2,617,264
8,790	Eastman Chemical Company	814,306
9,340	Monsanto Company	1,090,725
8,226	Olin Corporation	292,681
10,420	PPG Industries, Inc.	1,217,264
	Total Chemicals	6,032,240

	Communications Equipment – 1.3%

73,500	Cisco Systems, Inc., (2)	2,815,050
8,242	Motorola Solutions Inc.	744,582
	Total Communications Equipment	3,559,632

	Consumer Finance – 0.6%

15,373	American Express Company	1,526,693

	Containers & Packaging – 0.4%

9,130	Avery Dennison Corporation	1,048,672

	Distributors – 0.0%

3,543	LKQ Corporation, (3)	144,094

	Diversified Financial Services – 1.5%

20,000	Berkshire Hathaway Inc., Class B, (3)	3,964,400

	Diversified Telecommunication Services – 2.2%

75,400	AT&T Inc., (2)	2,931,552
55,000	Verizon Communications Inc., (2)	2,911,150
	Total Diversified Telecommunication Services	5,842,702

	Electric Utilities – 0.9%

20,000	Duke Energy Corporation	1,682,200
5,900	Great Plains Energy Incorporated	190,216
2,900	IDACORP, INC	264,944
6,400	PNM Resources Inc.	258,880
	Total Electric Utilities	2,396,240

	Electrical Equipment – 1.0%

6,600	Eaton Corporation PLC	521,466
10,100	Emerson Electric Company	703,869
6,800	Rockwell Automation, Inc.	1,335,180
	Total Electrical Equipment	2,560,515

	Electronic Equipment, Instruments & Components – 0.4%

35,466	Corning Incorporated	1,134,557

	Energy Equipment & Services – 0.6%

6,800	Diamond Offshore Drilling, Inc.	126,412
16,700	Ensco PLC	98,697
18,006	Schlumberger Limited	1,213,424
7,400	Superior Energy Services, Inc.	71,262
	Total Energy Equipment & Services	1,509,795

	Equity Real Estate Investment Trusts – 1.4%

4,500	Corporate Office Properties	131,400
2,000	CyrusOne Inc.	119,060

NUVEEN	37

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	December 31, 2017

Shares	Description (1)	Value

	Equity Real Estate Investment Trusts (continued)

3,600	DCT Industrial Trust Inc.	$211,608
4,500	Douglas Emmett Inc.	184,770
3,800	Education Realty Trust Inc.	132,696
2,900	Entertainment Properties Trust	189,834
5,100	Healthcare Realty Trust, Inc.	163,812
3,600	JBG Smith Properties	125,028
1,700	Life Storage, Inc.	151,419
3,800	National Retail Properties, Inc.	163,894
13,600	Sabra Health Care REIT Inc.	255,272
9,800	Tanger Factory Outlet Centers	259,798
3,400	Taubman Centers Inc.	222,462
3,600	Uniti Group, Inc.	64,044
6,200	Urban Edge Properties	158,038
11,600	Ventas Inc.	696,116
19,100	Washington Prime Group, Inc.	135,992
8,800	Weingarten Realty Trust	289,256
	Total Equity Real Estate Investment Trusts	3,654,499

	Food & Staples Retailing – 1.2%

10,000	CVS Health Corporation	725,000
23,802	Wal-Mart Stores, Inc.	2,350,447
	Total Food & Staples Retailing	3,075,447

	Food Products – 0.5%

13,960	Archer-Daniels-Midland Company	559,517
17,628	ConAgra Foods, Inc.	664,047
	Total Food Products	1,223,564

	Health Care Equipment & Supplies – 1.7%

27,082	Abbott Laboratories	1,545,570
41,253	Boston Scientific Corporation, (3)	1,022,662
25,000	Medtronic, PLC	2,018,750
	Total Health Care Equipment & Supplies	4,586,982

	Health Care Providers & Services – 3.2%

1,600	Acadia Healthcare Company Inc., (3)	52,208
9,258	Aetna Inc.	1,670,051
4,648	Anthem Inc.	1,045,846
2,896	Humana Inc.	718,411
6,974	Laboratory Corporation of America Holdings, (3)	1,112,423
4,815	McKesson HBOC Inc.	750,899
3,400	Tenet Healthcare Corporation, (3)	51,544
13,800	UnitedHealth Group Incorporated	3,042,348
	Total Health Care Providers & Services	8,443,730

	Hotels, Restaurants & Leisure – 1.7%

2,278	Domino’s Pizza, Inc.	430,451
15,000	McDonald’s Corporation	2,581,800
28,308	Starbucks Corporation	1,625,728
	Total Hotels, Restaurants & Leisure	4,637,979

	Household Durables – 0.5%

7,400	KB Home	236,430
12,864	Newell Brands Inc.	397,498
1,200	Tempur Sealy International, Inc., (3)	75,228
4,141	Whirlpool Corporation	698,338
	Total Household Durables	1,407,494

	Household Products – 1.9%

17,234	Colgate-Palmolive Company	1,300,305
9,737	Kimberly-Clark Corporation	1,174,866

38	NUVEEN

Shares	Description (1)	Value

	Household Products (continued)

28,000	Procter & Gamble Company	$2,572,640
	Total Household Products	5,047,811

	Industrial Conglomerates – 2.4%

10,404	3M Co.	2,448,789
100,000	General Electric Company, (2)	1,745,000
13,978	Honeywell International Inc.	2,143,666
	Total Industrial Conglomerates	6,337,455

	Insurance – 2.9%

19,900	American International Group, Inc.	1,185,642
15,990	Arthur J. Gallagher & Co.	1,011,847
1,363	Brighthouse Financial, Inc., (3)	79,926
8,555	FNF Group	335,698
17,377	Marsh & McLennan Companies, Inc.	1,414,314
15,000	MetLife, Inc.	758,400
10,189	Prudential Financial, Inc.	1,171,531
1,700	Reinsurance Group of America Inc.	265,081
11,000	Travelers Companies, Inc.	1,492,040
	Total Insurance	7,714,479

	Internet and Direct Marketing Retail – 3.2%

5,000	Amazon.com, Inc., (3)	5,847,350
6,300	Netflix.com Inc., (3)	1,209,348
790	Priceline Group Incorporated, (3)	1,372,815
	Total Internet and Direct Marketing Retail	8,429,513

	Internet Software & Services – 6.1%

6,211	Akamai Technologies, Inc., (3)	403,963
4,000	Alphabet Inc., Class A, (3)	4,213,600
4,000	Alphabet Inc., Class C, (3)	4,185,600
2,708	Cars.com Incorporated, (3)	78,099
22,900	eBay Inc., (3)	864,246
32,000	Facebook Inc., Class A, (2), (3)	5,646,720
7,124	VeriSign, Inc., (3)	815,271
	Total Internet Software & Services	16,207,499

	IT Services – 4.3%

2,623	Black Knight, Inc., (3)	115,805
2,575	DXC Technology Company	244,367
12,964	Fidelity National Information Services Inc.	1,219,783
2,000	Henry Jack and Associates Inc.	233,920
10,000	International Business Machines Corporation, (2)	1,534,200
19,200	MasterCard, Inc.	2,906,112
19,800	PayPal Holdings, Inc., (3)	1,457,676
32,300	Visa Inc., Class A	3,682,846
	Total IT Services	11,394,709

	Life Sciences Tools & Services – 0.7%

1,983	Bio-Techne Corporation	256,898
8,677	Thermo Fisher Scientific, Inc.	1,647,589
	Total Life Sciences Tools & Services	1,904,487

	Machinery – 2.7%

12,391	Caterpillar Inc.	1,952,574
4,049	Cummins Inc.	715,215
7,146	Deere & Company	1,118,420
9,843	Illinois Tool Works, Inc., (2)	1,642,305
9,551	Pentair Limited	674,492
3,300	Snap-on Incorporated	575,190

NUVEEN	39

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	December 31, 2017

Shares	Description (1)	Value

	Machinery (continued)

3,000	Stanley Black & Decker Inc.	$509,070
	Total Machinery	7,187,266

	Media – 2.4%

12,544	CBS Corporation, Class B	740,096
75,890	Comcast Corporation, Class A, (2)	3,039,395
19,635	Regal Entertainment Group, Class A	451,801
8,126	TEGNA Inc.	114,414
20,000	Walt Disney Company	2,150,200
	Total Media	6,495,906

	Metals & Mining – 0.3%

31,558	Freeport-McMoRan, Inc., (3)	598,340
1,000	Royal Gold, Inc.	82,120
3,337	Southern Copper Corporation	158,341
	Total Metals & Mining	838,801

	Multiline Retail – 0.3%

14,208	Target Corporation	927,072

	Multi-Utilities – 1.3%

20,000	CenterPoint Energy, Inc., (2)	567,200
13,676	Consolidated Edison, Inc.	1,161,776
20,000	Dominion Resources, Inc.	1,621,200
	Total Multi-Utilities	3,350,176

	Oil, Gas & Consumable Fuels – 5.8%

24,500	Chevron Corporation, (2)	3,067,155
20,462	ConocoPhillips	1,123,159
10,972	EOG Resources, Inc.	1,183,989
55,300	Exxon Mobil Corporation	4,625,292
5,500	Gulfport Energy Corporation, (3)	70,180
8,000	Hess Corporation	379,760
31,000	Marathon Oil Corporation	524,830
11,172	Marathon Petroleum Corporation	737,129
16,016	Occidental Petroleum Corporation	1,179,739
7,102	ONEOK, Inc.	379,602
9,273	Phillips 66	937,964
8,800	QEP Resources Inc.	84,216
3,100	SM Energy Company	68,448
9,100	Southwestern Energy Company, (3)	50,778
8,856	Valero Energy Corporation	813,955
6,800	WPX Energy Inc., (3)	95,676
	Total Oil, Gas & Consumable Fuels	15,321,872

	Pharmaceuticals – 5.1%

5,100	Allergan PLC, (2)	834,258
24,190	Bristol-Myers Squibb Company	1,482,363
14,900	Eli Lilly and Company	1,258,454
2,000	Jazz Pharmaceuticals, Inc., (3)	269,300
34,700	Johnson & Johnson	4,848,284
29,900	Merck & Company Inc.	1,682,473
9,340	Mylan NV, (3)	395,175
78,800	Pfizer Inc.	2,854,136
	Total Pharmaceuticals	13,624,443

	Real Estate Management & Development – 0.1%

1,900	Jones Lang LaSalle Inc.	282,967

	Road & Rail – 0.8%

1,900	Avis Budget Group Inc., (3)	83,372

40	NUVEEN

Shares	Description (1)	Value

	Road & Rail (continued)

16,145	Union Pacific Corporation, (2)	$2,165,044
	Total Road & Rail	2,248,416

	Semiconductors & Semiconductor Equipment – 4.0%

12,690	Analog Devices, Inc.	1,129,791
62,000	Intel Corporation, (2)	2,861,920
12,219	Microchip Technology Incorporated	1,073,806
9,215	NVIDIA Corporation	1,783,102
22,796	QUALCOMM, Inc.	1,459,400
21,784	Texas Instruments Incorporated	2,275,121
	Total Semiconductors & Semiconductor Equipment	10,583,140

	Software – 4.9%

6,686	Autodesk, Inc., (3)	700,893
5,653	CDK Global Inc.	402,946
6,833	Electronic Arts Inc., (3)	717,875
4,117	Micro Focus International	138,290
100,000	Microsoft Corporation, (2)	8,554,000
46,670	Oracle Corporation, (2)	2,206,558
2,500	ServiceNow Inc., (3)	325,975
	Total Software	13,046,537

	Specialty Retail – 3.1%

8,407	Best Buy Co., Inc.	575,627
5,900	Dick’s Sporting Goods Inc.	169,566
20,000	Home Depot, Inc., (2)	3,790,600
8,369	L Brands Inc.	503,981
20,000	Lowe’s Companies, Inc.	1,858,800
4,925	Tiffany & Co.	511,954
10,968	TJX Companies, Inc.	838,613
2,900	Urban Outfitters, Inc., (3)	101,674
	Total Specialty Retail	8,350,815

	Technology Hardware, Storage & Peripherals – 4.5%

65,300	Apple, Inc., (2)	11,050,719
39,353	HP Inc., (2)	826,807
	Total Technology Hardware, Storage & Peripherals	11,877,526

	Textiles, Apparel & Luxury Goods – 0.6%

11,500	Nike, Inc., Class B	719,325
10,552	VF Corporation, (2)	780,848
	Total Textiles, Apparel & Luxury Goods	1,500,173

	Tobacco – 1.8%

26,349	Altria Group, Inc.	1,881,582
6,869	British American Tobacco PLC	460,154
23,490	Philip Morris International	2,481,719
	Total Tobacco	4,823,455

	Trading Companies & Distributors – 0.3%

3,613	W.W. Grainger, Inc.	853,571
	Total Long-Term Investments (cost $136,398,375)	266,753,108
	Other Assets Less Liabilities – (0.3)% (4)	(687,714)
	Net Assets – 100%	$266,065,394

NUVEEN	41

SPXX	Nuveen S&P 500 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	December 31, 2017

Investments in Derivatives

Options Purchased

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
Cisco Systems Inc.	Call	100	$390,000	$39	1/19/18	$1,450
iShares MSCI EAFE ETF	Put	100	700,000	70	1/19/18	4,250
Twitter, Inc.	Call	100	250,000	25	1/19/18	4,200
United States Natural Gas Fund LP	Call	200	120,000	6	1/19/18	4,200
Total Options Purchased (premiums paid $23,556)		500	$1,460,000			$14,100

Options Written

Description (5)	Type	Number of Contracts	Notional Amount (6)	Exercise Price	Expiration Date	Value
S&P 500® Index	Call	(495)	$(132,165,000)	$2,670	1/19/18	$(1,175,625)
S&P 500® Index	Call	(20)	(5,350,000)	2,675	1/19/18	(40,900)
S&P 500® Index	Call	(40)	(10,800,000)	2,700	1/19/18	(30,400)
Total Options Written (premiums received $1,557,317)		(555)	$(148,315,000)			$(1,246,925)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages in the Portfolio of Investments are based on net assets.

(2)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(5)	Exchange-traded, unless otherwise noted.

(6)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

See accompanying notes to financial statements.

42	NUVEEN

QQQX

Nuveen NASDAQ 100 Dynamic Overwrite Fund
Portfolio of Investments	December 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 100.3%

	COMMON STOCKS – 98.6%

	Air Freight & Logistics – 0.1%

2,768	FedEx Corporation	$690,727

	Airlines – 0.5%

31,000	Delta Air Lines, Inc.	1,736,000
6,742	Ryanair Holdings PLC, Sponsored ADR	702,449
26,300	Southwest Airlines Co.	1,721,335
	Total Airlines	4,159,784

	Auto Components – 0.2%

26,602	American Axle and Manufacturing Holdings Inc.	453,032
21,986	Gentex Corporation	460,607
4,227	Lear Corporation	746,742
	Total Auto Components	1,660,381

	Automobiles – 1.1%

49,165	Ford Motor Company	614,071
14,597	Harley-Davidson, Inc.	742,695
23,900	Tesla Inc., (2)	7,441,265
	Total Automobiles	8,798,031

	Beverages – 0.8%

8,894	Brown-Forman Corporation	610,751
91,000	Monster Beverage Corporation, (2)	5,759,390
	Total Beverages	6,370,141

	Biotechnology – 8.1%

7,091	AbbVie Inc.	685,771
8,300	Agios Pharmaceutical Inc., (2)	474,511
14,052	Alkermes PLC, (2)	769,066
114,700	Amgen Inc.	19,946,330
28,366	Biogen Inc., (2)	9,036,557
125,700	Celgene Corporation, (2), (3)	13,118,052
206,900	Gilead Sciences, Inc., (3)	14,822,316
61,949	Immunogen, Inc., (2)	397,093
10,536	Ionis Pharmaceuticals, Inc., (2)	529,961
12,904	Myriad Genetics Inc., (2)	443,188
17,600	Regeneron Pharmaceuticals, Inc., (2)	6,616,896
12,177	Seattle Genetics, Inc., (2)	651,469
3,617	United Therapeutics Corporation, (2)	535,135
	Total Biotechnology	68,026,345

	Capital Markets – 0.5%

9,902	Moody’s Corporation	1,461,634
24,475	Morgan Stanley	1,284,203
11,627	SEI Investments Company	835,516
5,883	T. Rowe Price Group Inc.	617,303
	Total Capital Markets	4,198,656

	Commercial Services & Supplies – 0.3%

10,324	Copart Inc., (2)	445,894
7,605	KAR Auction Services Inc.	384,129
15,000	Tetra Tech, Inc.	722,250
7,182	Waste Connections Inc.	509,491

NUVEEN	43

QQQX	Nuveen NASDAQ 100 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	December 31, 2017

Shares	Description (1)	Value

	Commercial Services & Supplies (continued)

9,417	Waste Management, Inc.	$812,687
	Total Commercial Services & Supplies	2,874,451

	Communications Equipment – 3.7%

810,000	Cisco Systems, Inc.	31,023,000

	Distributors – 0.4%

3,449	Genuine Parts Company	327,689
40,570	LKQ Corporation, (2)	1,649,982
7,800	Pool Corporation	1,011,270
	Total Distributors	2,988,941

	Diversified Consumer Services – 0.2%

43,200	Service Corporation International	1,612,224

	Electrical Equipment – 0.2%

9,400	Rockwell Automation, Inc.	1,845,690

	Electronic Equipment, Instruments & Components – 0.4%

12,148	Amphenol Corporation, Class A	1,066,594
3,675	Arrow Electronics, Inc., (2)	295,507
5,960	Avnet Inc.	236,135
30,310	Corning Incorporated	969,617
7,692	Keysight Technologies, Inc., (2)	319,987
13,756	National Instruments Corporation	572,662
	Total Electronic Equipment, Instruments & Components	3,460,502

	Energy Equipment & Services – 0.1%

32,600	Nabors Industries Inc.	222,658
37,300	Transocean Inc.	398,364
	Total Energy Equipment & Services	621,022

	Equity Real Estate Investment Trusts – 0.5%

18,413	Apartment Investment & Management Company, Class A	804,832
54,600	CubeSmart	1,579,032
59,600	Developers Diversified Realty Corporation	534,016
19,400	Kimco Realty Corporation	352,110
12,035	Ventas Inc.	722,220
	Total Equity Real Estate Investment Trusts	3,992,210

	Food & Staples Retailing – 0.3%

3,800	Casey’s General Stores, Inc.	425,372
25,300	Kroger Co.	694,485
8,700	Sysco Corporation	528,351
20,300	US Foods Holding Corporation, (2)	648,179
	Total Food & Staples Retailing	2,296,387

	Food Products – 0.2%

15,200	ConAgra Foods, Inc.	572,584
5,300	Hain Celestial Group Inc., (2)	224,667
11,000	Pilgrim’s Pride Corporation, (2)	341,660
3,800	Post Holdings Inc., (2)	301,074
	Total Food Products	1,439,985

	Health Care Equipment & Supplies – 1.1%

68,600	Abbott Laboratories	3,915,002
8,796	Baxter International, Inc.	568,573
3,650	Becton, Dickinson and Company, (3)	781,319
16,000	Danaher Corporation	1,485,120
8,434	Hill-Rom Holdings Inc.	710,902

44	NUVEEN

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

3,714	Stryker Corporation, (3)	$575,076
11,100	Zimmer Biomet Holdings, Inc., (3)	1,339,437
	Total Health Care Equipment & Supplies	9,375,429

	Health Care Providers & Services – 0.2%

4,093	McKesson HBOC Inc., (3)	638,303
7,946	Universal Health Services, Inc., Class B	900,679
	Total Health Care Providers & Services	1,538,982

	Hotels, Restaurants & Leisure – 0.4%

20,714	Carnival Corporation	1,374,788
3,000	Domino’s Pizza, Inc.	566,880
29,200	Restaurant Brands International Inc.	1,795,216
	Total Hotels, Restaurants & Leisure	3,736,884

	Household Durables – 0.2%

41,536	KB Home	1,327,075

	Industrial Conglomerates – 0.1%

5,740	Honeywell International Inc.	880,286

	Insurance – 0.3%

12,439	American International Group, Inc.	741,116
23,648	FNF Group	927,947
12,000	Torchmark Corporation	1,088,520
	Total Insurance	2,757,583

	Internet and Direct Marketing Retail – 10.2%

60,000	Amazon.com, Inc., (2)	70,168,200
11,995	HSN, Inc.	483,998
8,500	Priceline Group Incorporated, (2)	14,770,790
	Total Internet and Direct Marketing Retail	85,422,988

	Internet Software & Services – 20.6%

42,000	Alphabet Inc., Class A, (2)	44,242,800
46,000	Alphabet Inc., Class C, (2), (3)	48,134,400
43,000	Baidu Inc., ADR, (2), (3)	10,071,030
210,000	eBay Inc., (2), (3)	7,925,400
320,000	Facebook Inc., Class A, (2), (3)	56,467,200
17,600	IAC/InterActiveCorp, (2)	2,152,128
4,807	J2 Global Inc., (3)	360,669
30,000	Weibo Corp., (2)	3,103,800
	Total Internet Software & Services	172,457,427

	IT Services – 3.3%

7,251	Black Knight, Inc., (2)	320,132
10,704	CSRA Inc.	320,264
12,340	DXC Technology Company	1,171,066
23,800	Fidelity National Information Services	2,239,342
19,208	Genpact Limited	609,662
16,316	Global Payments Inc.	1,635,516
45,000	Henry Jack and Associates Inc.	5,263,200
29,448	Infosys Technologies Limited	477,647
5,008	Leidos Holdings Inc.	323,367
200,000	PayPal Holdings, Inc., (2)	14,724,000
8,580	Total System Services Inc.	678,592
	Total IT Services	27,762,788

	Life Sciences Tools & Services – 0.5%

58,000	Agilent Technologies, Inc.	3,884,260

NUVEEN	45

QQQX	Nuveen NASDAQ 100 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	December 31, 2017

Shares	Description (1)	Value

	Life Sciences Tools & Services (continued)

4,788	Charles River Laboratories International, Inc., (2)	$524,047
	Total Life Sciences Tools & Services	4,408,307

	Machinery – 0.2%

9,526	Caterpillar Inc.	1,501,107
8,005	Fortive Corporation	579,162
	Total Machinery	2,080,269

	Media – 3.9%

4,900	AMC Networks Inc., Class A Shares, (2)	264,992
19,200	CBS Corporation, Class B	1,132,800
9,700	Cinemark Holdings Inc.	337,754
680,000	Comcast Corporation, Class A	27,234,000
66,088	News Corporation Class B Shares	1,097,061
79,632	News Corporation, Class A Shares	1,290,835
24,700	Regal Entertainment Group, Class A	568,347
6,836	WPP Group PLC, Sponsored ADR	619,068
	Total Media	32,544,857

	Multiline Retail – 0.2%

63,700	J.C. Penney Company, Inc.	201,292
6,900	Kohl’s Corporation	374,187
20,300	Macy’s, Inc.	511,357
10,100	Target Corporation	659,025
	Total Multiline Retail	1,745,861

	Oil, Gas & Consumable Fuels – 0.4%

7,600	Anadarko Petroleum Corporation	407,664
11,800	Antero Resources Corporation, (2)	224,200
8,700	Continental Resources Inc., (2)	460,839
9,300	Devon Energy Corporation	385,020
16,200	Gulfport Energy Corporation, (2)	206,712
23,900	Marathon Oil Corporation	404,627
11,100	Newfield Exploration Company, (2)	349,983
11,300	Noble Energy, Inc.	329,282
25,700	QEP Resources Inc.	245,949
15,400	Range Resources Corporation	262,724
38,600	Southwestern Energy Company, (2)	215,388
	Total Oil, Gas & Consumable Fuels	3,492,388

	Pharmaceuticals – 0.2%

3,505	Allergan PLC	573,348
5,960	Jazz Pharmaceuticals, Inc., (2)	802,514
	Total Pharmaceuticals	1,375,862

	Professional Services – 0.4%

10,307	IHS Markit Limited, (2)	465,361
11,461	ManpowerGroup Inc.	1,445,347
19,598	Robert Half International Inc.	1,088,473
	Total Professional Services	2,999,181

	Semiconductors & Semiconductor Equipment – 11.0%

92,000	Analog Devices, Inc.	8,190,760
160,000	Applied Materials, Inc., (3)	8,179,200
17,789	Integrated Device Technology, Inc., (2)	528,867
700,000	Intel Corporation, (3)	32,312,000
45,100	Lam Research Corporation	8,301,557
8,107	Microsemi Corporation, (2)	418,727
82,500	NVIDIA Corporation	15,963,750
27,886	ON Semiconductor Corporation, (2)	583,933
5,933	Power Integrations Inc.	436,372

46	NUVEEN

Shares	Description (1)	Value

	Semiconductors & Semiconductor Equipment (continued)

236,000	QUALCOMM, Inc., (3)	$15,108,720
10,146	Silicon Laboratories Inc., (2)	895,892
20,000	Taiwan Semiconductor Manufacturing Company Limited	793,000
	Total Semiconductors & Semiconductor Equipment	91,712,778

	Software – 13.1%

18,000	Ansys Inc., (2)	2,656,620
53,500	Autodesk, Inc., (2)	5,608,405
11,986	CDK Global Inc.	854,362
16,040	Imperva Incorporated, (2)	636,788
975,000	Microsoft Corporation, (3)	83,401,500
1,584	Microstrategy Inc., (2)	207,979
22,224	Open Text Corporation	792,730
49,900	Oracle Corporation	2,359,272
12,402	Parametric Technology Corporation, (2)	753,669
15,600	Red Hat, Inc., (2)	1,873,560
7,500	ServiceNow Inc., (2)	977,925
76,447	Snap Incorporated, (2)	1,116,891
25,700	Synopsys Inc., (2), (3)	2,190,668
30,000	Take-Two Interactive Software, Inc., (2)	3,293,400
24,787	Workday Inc., Class A, (2)	2,521,829
	Total Software	109,245,598

	Specialty Retail – 0.9%

14,900	Aaron Rents Inc.	593,765
4,472	Advance Auto Parts, Inc.	445,814
800	AutoZone, Inc., (2)	569,096
16,500	Bed Bath and Beyond Inc.	362,835
28,400	CarMax, Inc., (2)	1,821,292
17,540	Dick’s Sporting Goods Inc.	504,100
9,300	Foot Locker, Inc.	435,984
25,551	L Brands Inc.	1,538,681
14,500	Michaels Cos Inc., (2)	350,755
14,000	Sally Beauty Holdings Inc., (2)	262,640
3,700	Signet Jewelers Limited	209,235
17,800	Urban Outfitters, Inc., (2)	624,068
	Total Specialty Retail	7,718,265

	Technology Hardware, Storage & Peripherals – 13.1%

645,000	Apple, Inc., (3)	109,153,350
19,045	Hewlett Packard Enterprise Co	273,486
19,045	HP Inc.	400,135
	Total Technology Hardware, Storage & Peripherals	109,826,971

	Textiles, Apparel & Luxury Goods – 0.4%

7,396	PVH Corporation	1,014,805
3,800	Ralph Lauren Corporation	394,022
17,800	Skechers USA Inc., (2)	673,552
26,889	Under Armour Inc., Class C Shares, (2)	358,161
42,700	Under Armour, Inc., (2)	616,161
	Total Textiles, Apparel & Luxury Goods	3,056,701

	Tobacco – 0.2%

12,975	Altria Group, Inc.	926,545
10,023	Philip Morris International	1,058,930
	Total Tobacco	1,985,475

	Wireless Telecommunication Services – 0.1%

28,600	Sprint Corporation, (2)	168,454
19,244	Telephone and Data Systems Inc.	534,983

NUVEEN	47

QQQX	Nuveen NASDAQ 100 Dynamic Overwrite Fund
	Portfolio of Investments (continued)	December 31, 2017

Shares	Description (1)	Value

	Wireless Telecommunication Services (continued)

13,012	United States Cellular Corporation, (2)	$489,642
	Total Wireless Telecommunication Services	1,193,079
	Total Common Stocks (cost $285,356,810)	824,703,511

Shares	Description (1), (4)	Value

	EXCHANGE-TRADED FUNDS – 1.7%

40,000	iShares Russell 2000 Index Fund	$6,098,400
50,000	PowerShares QQQ Trust, Series 1	7,788,000
	Total Exchange-Traded Funds (cost $13,513,376)	13,886,400
	Total Long-Term Investments (cost $298,870,186)	838,589,911
	Other Assets Less Liabilities – (0.3)% (5)	(2,428,997)
	Net Assets – 100%	$836,160,914

Investments in Derivatives

Options Purchased

Description (6)	Type	Number of Contracts	Notional Amount (7)	Exercise Price	Expiration Date	Value
Cisco Systems Inc.	Call	200	$780,000	$39	1/19/18	$2,900
iShares MSCI EAFE ETF	Put	200	1,400,000	70	1/19/18	8,500
Twitter, Inc.	Call	200	500,000	25	1/19/18	8,400
United States Natural Gas Fund LP	Call	400	240,000	6	1/19/18	8,400
Total Options Purchased (premiums paid $47,112)		1,000	$2,920,000			$28,200

Options Written

Description (6)	Type	Number of Contracts	Notional Amount (7)	Exercise Price	Expiration Date	Value
NASDAQ 100® Index	Call	(650)	$(419,250,000)	$6,450	1/19/18	$(2,873,000)
NASDAQ 100® Index	Call	(30)	(19,425,000)	6,475	1/19/18	(102,150)
NASDAQ 100® Index	Call	(60)	(39,000,000)	6,500	1/19/18	(152,400)
Total Options Written (premiums received $7,077,367)		(740)	$(477,675,000)			$(3,127,550)

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission or on its website http://www.sec.gov.

(5)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(6)	Exchange-traded, unless otherwise noted.

(7)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

48	NUVEEN

Statement of Assets and Liabilities	December 31, 2017

	BXMX	DIAX	SPXX	QQQX
Assets
Long-term investments, at value (cost $749,216,107, $321,252,026, $136,398,375 and $298,870,186, respectively)	$1,488,204,492	$685,703,370	$266,753,108	$838,589,911
Short-term investments, at value ($24,580,679, $4,997,425, $— and $—, respectively)	24,580,679	4,997,247	—	—
Options purchased, at value (premiums paid $—, $47,112, $23,556 and $47,112, respectively)	—	28,200	14,100	28,200
Receivable for:
Dividends	1,563,376	437,070	278,337	150,582
Interest	1,106	—	—	—
Investments sold	949,415	1,808,347	1,532,688	3,074,553
Reclaims	—	—	—	329
Other assets	216,310	29,867	34,046	72,508
Total assets	1,515,515,378	693,004,101	268,612,279	841,916,083
Liabilities
Cash overdraft	928,404	1,459,140	991,866	1,678,519
Options written, at value (premiums received $21,166,710, $3,978,269, $1,557,317 and $7,077,367, respectively)	26,838,070	3,213,505	1,246,925	3,127,550
Accrued expenses:
Management fees	1,058,094	497,742	185,590	599,523
Trustees fees	222,706	32,263	34,470	76,705
Other	464,760	222,278	88,034	272,872
Total liabilities	29,512,034	5,424,928	2,546,885	5,755,169
Net assets	$1,486,003,344	$687,579,173	$266,065,394	$836,160,914
Shares outstanding	103,554,549	36,085,350	16,152,579	36,611,315
Net asset value (“NAV”) per share outstanding	$14.35	$19.05	$16.47	$22.84
Net assets consist of:
Shares, $0.01 par value per share	$1,035,545	$360,854	$161,526	$366,113
Paid-in surplus	763,081,870	332,919,710	145,495,325	307,165,842
Undistributed (Over-distribution of) net investment income	—	—	—	—
Accumulated net realized gain (loss)	(11,431,153)	(10,898,409)	(10,247,126)	(15,021,671)
Net unrealized appreciation (depreciation)	733,317,082	365,197,018	130,655,669	543,650,630
Net assets	$1,486,003,344	$687,579,173	$266,065,394	$836,160,914
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

NUVEEN	49

Statement of Operations	Year Ended December 31, 2017

	BXMX	DIAX	SPXX	QQQX
Investment Income
Dividends (net of foreign tax withheld of $6,469, $—, $— and $10,265, respectively)	$29,375,674	$15,141,785	$5,348,148	$8,598,521
Interest	81,836	60,170	19,413	23,798
Total investment income	$29,457,510	$15,201,955	$5,367,561	$8,622,319
Expenses
Management fees	12,156,311	5,426,818	2,095,239	6,619,084
Custodian fees	129,036	66,393	41,568	83,469
Trustees fees	47,709	20,874	8,423	25,889
Professional fees	85,848	58,927	44,858	62,562
Shareholder reporting expenses	206,708	94,288	42,429	111,451
Shareholder servicing agent fees	1,552	524	191	605
Stock exchange listing fees	29,538	10,293	6,958	—
Investor relations expenses	336,281	147,946	58,772	167,463
Other	255,344	64,084	57,270	229,288
Total expenses	13,248,327	5,890,147	2,355,708	7,299,811
Net investment income (loss)	16,209,183	9,311,808	3,011,853	1,322,508
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	89,274,302	27,135,983	12,006,073	69,815,738
Options purchased	—	(99,286)	(48,818)	(96,536)
Options written	(103,033,365)	(24,033,896)	(9,881,969)	(50,862,476)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	181,708,801	117,436,071	35,334,907	151,119,627
Options purchased	—	(18,912)	(9,456)	(18,912)
Options written	(3,370,050)	(1,082,222)	(439,624)	739,291
Net realized and unrealized gain (loss)	164,579,688	119,337,738	36,961,113	170,696,732
Net increase (decrease) in net assets from operations	$180,788,871	$128,649,546	$39,972,966	$172,019,240

See accompanying notes to financial statements.

50	NUVEEN

Statement of Changes in Net Assets

	BXMX		DIAX
	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16
Operations
Net investment income (loss)	$16,209,183	$18,296,299	$9,311,808	$9,788,573
Net realized gain (loss) from:
Investments and foreign currency	89,274,302	108,322,515	27,135,983	6,763,435
Options purchased	—	—	(99,286)	(194,772)
Options written	(103,033,365)	(30,985,514)	(24,033,896)	(19,988,381)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	181,708,801	38,544,438	117,436,071	67,394,790
Options purchased	—	—	(18,912)	—
Options written	(3,370,050)	(19,587,212)	(1,082,222)	1,485,590
Net increase (decrease) in net assets from operations	180,788,871	114,590,526	128,649,546	65,249,235
Distributions to Shareholders
From net investment income	(16,033,153)	(45,243,344)	(9,224,043)	(9,744,691)
From accumulated net realized gains	—	(30,335,359)	—	—
Return of capital	(78,615,705)	(21,037,691)	(29,062,514)	(27,892,330)
Decrease in net assets from distributions to shareholders	(94,648,858)	(96,616,394)	(38,286,557)	(37,637,021)
Capital Share Transactions
Proceeds from shares issued to shareholders to reinvestment of distributions	—	—	—	—
Increase in net assets from capital share transactions	—	—	—	—
Net increase (decrease) in net assets	86,140,013	17,974,132	90,362,989	27,612,214
Net assets at the beginning of period	1,399,863,331	1,381,889,199	597,216,184	569,603,970
Net assets at the end of period	$1,486,003,344	$1,399,863,331	$687,579,173	$597,216,184
Undistributed (Over-distribution of) net investment income at the end of period	$—	$—	$—	$—

See accompanying notes to financial statements.

NUVEEN	51

Statement of Changes in Net Assets (continued)

	SPXX		QQQX
	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/17	Year Ended 12/31/16
Operations
Net investment income (loss)	$3,011,853	$3,277,471	$1,322,508	$3,441,843
Net realized gain (loss) from:
Investments and foreign currency	12,006,073	13,877,052	69,815,738	43,375,119
Options purchased	(48,818)	(118,872)	(96,536)	(214,293)
Options written	(9,881,969)	(7,743,997)	(50,862,476)	(15,073,275)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	35,334,907	10,158,684	151,119,627	2,340,409
Options purchased	(9,456)	—	(18,912)	—
Options written	(439,624)	572,506	739,291	2,534,032
Net increase (decrease) in net assets from operations	39,972,966	20,022,844	172,019,240	36,403,835
Distributions to Shareholders
From net investment income	(2,959,348)	(13,792,349)	(1,398,915)	(3,365,619)
From accumulated net realized gains	—	—	(18,260,334)	(29,687,599)
Return of capital	(12,950,942)	(2,037,178)	(33,027,683)	(18,136,961)
Decrease in net assets from distributions to shareholders	(15,910,290)	(15,829,527)	(52,686,932)	(51,190,179)
Capital Share Transactions
Proceeds from shares issued to shareholders to reinvestment of distributions	—	—	993,258	—
Increase in net assets from capital share transactions	—	—	993,258	—
Net increase (decrease) in net assets	24,062,676	4,193,317	120,325,566	(14,786,344)
Net assets at the beginning of period	242,002,718	237,809,401	715,835,348	730,621,692
Net assets at the end of period	$266,065,394	$242,002,718	$836,160,914	$715,835,348
Undistributed (Over-distribution of) net investment income at the end of period	$—	$—	$—	$—

See accompanying notes to financial statements.

52	NUVEEN

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NUVEEN	53

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV	Ending Share Price

BXMX
Year Ended 12/31:
2017	$13.52	$0.16	$1.58	$1.74	$(0.15)	$—	$(0.76)	$(0.91)	$14.35	$14.25
2016	13.34	0.18	0.93	1.11	(0.44)	(0.29)	(0.20)	(0.93)	13.52	12.72
2015	13.65	0.17	0.52	0.69	(1.00)	—	—	(1.00)	13.34	13.43
2014	13.81	0.17	0.67	0.84	(0.19)	—	(0.81)	(1.00)	13.65	12.11
2013	13.13	0.20	1.56	1.76	(0.20)	—	(0.88)	(1.08)	13.81	12.55

DIAX
Year Ended 12/31:
2017	16.55	0.26	3.30	3.56	(0.26)	—	(0.80)	(1.06)	19.05	18.84
2016	15.78	0.27	1.54	1.81	(0.27)	—	(0.77)	(1.04)	16.55	15.00
2015	16.83	0.25	(0.24)	0.01	(0.65)	(0.07)	(0.34)	(1.06)	15.78	14.36
2014	16.62	0.18	1.09	1.27	(0.22)	(0.09)	(0.75)	(1.06)	16.83	15.42
2013	14.34	0.22	3.12	3.34	(0.54)	(0.43)	(0.09)	(1.06)	16.62	15.57

SPXX
Year Ended 12/31:
2017	14.98	0.19	2.29	2.48	(0.19)	—	(0.80)	(0.99)	16.47	17.31
2016	14.72	0.20	1.04	1.24	(0.85)	—	(0.13)	(0.98)	14.98	14.40
2015	15.61	0.20	(0.05)	0.15	(0.70)	—	(0.34)	(1.04)	14.72	13.47
2014	15.68	0.19	0.78	0.97	(0.19)	—	(0.85)	(1.04)	15.61	14.30
2013	14.36	0.22	2.22	2.44	(0.22)	—	(0.90)	(1.12)	15.68	14.12

QQQX
Year Ended 12/31:
2017	19.58	0.04	4.66	4.70	(0.04)	(0.50)	(0.90)	(1.44)	22.84	24.21
2016	19.98	0.09	0.91	1.00	(0.09)	(0.81)	(0.50)	(1.40)	19.58	18.56
2015	19.86	0.11	1.41	1.52	(0.43)	(0.97)	—	(1.40)	19.98	19.37
2014	18.54	0.06	2.62	2.68	(0.07)	(0.48)	(0.81)	(1.36)	19.86	19.25
2013	15.17	0.07	4.51	4.58	(0.07)	—	(1.14)	(1.21)	18.54	17.80

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

54	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

13.21%	19.59%	$1,486,003	0.91%	1.12%	2%
8.68	1.75	1,399,863	0.93	1.34	5
5.17	19.80	1,381,889	0.91	1.24	8
6.20	4.31	1,413,549	1.02	1.21	14
13.85	15.53	531,112	0.96	1.48	—	*

22.12	33.65	687,579	0.93	1.47	5
11.95	12.18	597,216	0.94	1.73	6
0.17	0.18	569,604	0.93	1.52	18
7.93	5.89	607,309	1.12	1.08	6
23.93	26.09	199,699	1.01	1.42	21

16.91	27.91	266,065	0.92	1.18	11
8.73	14.75	242,003	0.93	1.39	13
1.09	1.70	237,809	0.92	1.32	21
6.37	8.88	252,080	0.96	1.23	8
17.47	18.32	253,216	0.96	1.43	1

24.63	39.24	836,161	0.93	0.17	17
5.28	3.30	715,835	0.94	0.49	17
7.97	8.47	730,622	0.93	0.54	15
14.94	16.12	726,282	1.00	0.32	17
31.30	27.04	343,130	1.00	0.44	9

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than 1%.

See accompanying notes to financial statements.

NUVEEN	55

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NASDAQ National Market (“NASDAQ”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen S&P 500 Buy-Write Income Fund (BXMX)

•	Nuveen Dow 30SM Dynamic Overwrite Fund (DIAX)

•	Nuveen S&P 500 Dynamic Overwrite Fund (SPXX)

•	Nuveen Nasdaq 100 Dynamic Overwrite Fund (QQQX)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified (non-diversified for DIAX and QQQX) closed-end management investment companies. Shares of BXMX, DIAX and SPXX are traded on the NYSE while shares of QQQX are traded on the NASDAQ. BXMX, DIAX, SPXX and QQQX were organized as Massachusetts business trusts on July 23, 2004, May 20, 2014, November 11, 2004 and May 20, 2014, respectively.

The end of the reporting period for the Funds is December 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2017 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Gateway Investment Advisers, LLC (“Gateway”), under which Gateway manages BXMX’s investment portfolio and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolios of DIAX, SPXX and QQQX.

Investment Objectives and Principal Investment Strategies

BXMX’s investment objective is to provide a high level of current income and gains. The Fund invests its managed assets in a diversified equity portfolio that seeks to substantially replicate price movements of the S&P 500 Buy-Write Index (BXM). The Fund also uses an index option strategy of writing (selling) index call options in seeking to moderate the volatility of returns relative to an all equity portfolio.

DIAX’s investment objective is to seek attractive total return with less volatility than the Dow Jones Industrial AverageSM (“DJIA”). The Fund pursues its investment strategy by emphasizing single name options on individual stocks in the DJIA, as well as a range of options including index options on the DJIA and other broad-based indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs). The Fund uses a dynamic call option overwrite strategy within a range of approximately 35% to 75%, with a long-run target of 55% overwrite of the value of the Fund’s equity portfolio, in seeking to enhance the portfolio’s risk-adjusted returns.

SPXX’s investment objective is to seek attractive total returns with less volatility than the S&P 500® Index. The Fund pursues its investment strategy by emphasizing index call options on the S&P 500® Index, as well as a range of options including index options on other broad-based indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs). The Fund uses a dynamic call option overwrite strategy within a range of approximately 35% to 75%, with a long-run target of 55% overwrite of the value of the Fund’s equity portfolio, in seeking to enhance the portfolio’s risk-adjusted returns.

QQQX’s investment objective is to seek attractive total return with less volatility than the NASDAQ 100® Index. The Fund pursues its investment strategy by emphasizing index call options on the NASDQ-100® Index, as well other broad-based indexes and options on a variety of other equity market indexes and options on custom baskets of stocks in addition to exchange-traded funds (ETFs) and single name options. The Fund uses a dynamic call option overwrite strategy within a range of approximately 35% to 75%, with a long-run target of 55% overwrite of the value of the Fund’s equity portfolio, in seeking to enhance the portfolio’s risk-adjusted returns. The Fund also has the opportunity to utilize call spread strategies and sell put options on a portion of the underlying equity portfolio.

56	NUVEEN

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Each Fund makes quarterly cash distributions to shareholders of a stated dollar amount per share. Subject to approval and oversight by the Funds’ Board of Trustees (the “Board”), each Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of each Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during a calendar year generally will be made from each Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“return of capital”) for tax purposes. In the event that total distributions during a calendar year exceed a Fund’s total return on net asset value (“NAV”), the difference will reduce NAV per share. If a Fund’s total return on NAV exceeds total distributions during a calendar year, the excess will be reflected as an increase in NAV per share. The final determination of the source and character of all distributions paid by a Fund during the fiscal year is made after the end of the fiscal year and is reflected in the financial statements contained in the annual report as of December 31 each year.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment trust (“REIT”) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For financial reporting purposes, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of income, capital gain, and/or return of capital as reported by the issuers of such securities for distributions during the current fiscal period.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

NUVEEN	57

Notes to Financial Statements (continued)

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the last quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

Index options are valued at the 4:00 p.m. Eastern Time (ET) close price of the NYSE. The values of exchange-traded options are based on the mean of the closing bid and ask prices. Index and exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter (“OTC”) market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

58	NUVEEN

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

BXMX	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,488,204,492	$—	$—	$1,488,204,492

Short-Term Investments:
Repurchase Agreements	—	24,580,679	—	24,580,679

Investments in Derivatives:
Options Written	(26,838,070)	—	—	(26,838,070)
Total	$1,461,366,422	$24,580,679	$—	$1,485,947,101
DIAX
Long-Term Investments*:
Common Stocks	$685,703,370	$—	$—	$685,703,370

Short-Term Investments:
U.S. Government and Agency Obligations	—	4,997,247	—	4,997,247

Investments in Derivatives:
Options Purchased	28,200	—	—	28,200
Options Written	(3,213,505)	—	—	(3,213,505)
Total	$682,518,065	$4,997,247	$—	$687,515,312
SPXX
Long-Term Investments*:
Common Stocks	$266,753,108	$—	$—	$266,753,108

Investments in Derivatives:
Options Purchased	14,100	—	—	14,100
Options Written	(1,246,925)	—	—	(1,246,925)
Total	$265,520,283	$—	$—	$265,520,283
QQQX
Long-Term Investments*:
Common Stocks	$824,703,511	$—	$—	$824,703,511
Exchange-Traded Funds	13,886,400	—	—	13,886,400

Investments in Derivatives:
Options Purchased	28,200	—	—	28,200
Options Written	(3,127,550)	—	—	(3,127,550)
Total	$835,490,561	$—	$—	$835,490,561
*	Refer to the Fund’s Portfolio of Investments for industry classifications, when applicable.

NUVEEN	59

Notes to Financial Statements (continued)

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds may invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. ET. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets and liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

60	NUVEEN

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
BXMX	Fixed Income Clearing Corporation	$24,580,679	$(24,580,679)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of “Options purchased, at value” on the Statement of Asset and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of options purchased and/or written” on the Statement of Operations. When an option is exercised or expires or a Fund enters into a closing purchase transaction, the difference between the net premium received, and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of “Net realized gain (loss) from options purchased and/or written” on the Statement of Operations. The Fund, as writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, BXMX sold call options on equity indices as part of its overall investment strategy with the notional amount of these options averaging 99% of the Fund’s assets.

During the current fiscal period, DIAX, SPXX and QQQX, each sold call options on equity indices as part of its overall investment strategy with the notional amounts of these options averaging 55% of each Fund’s assets. Each Fund also purchased a small amount of call options and put options as part of its overwrite strategy and sold put options on up to 5% of its portfolio.

The average notional amount of outstanding options purchased and options written during the current fiscal period, was as follows:

		DIAX	SPXX	QQQX
Average notional amount of outstanding call options purchased*		$1,310,000	$655,000	$1,310,000

	BXMX	DIAX	SPXX	QQQX
Average notional amount of outstanding call options written*	$(1,417,303,000)	$(340,304,100)	$(137,614,300)	$(429,419,700)

		DIAX	SPXX	QQQX
Average notional amount of outstanding put options purchased*		$3,131,000	$1,296,000	$3,915,000

NUVEEN	61

Notes to Financial Statements (continued)

	DIAX	SPXX	QQQX
Average notional amount of outstanding put options written*	$(108,000)	$(54,000)	$(108,000)
*	The average notional amount is calculated based on the outstanding notional at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all options purchased and written by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		(Liability) Derivatives
		Location	Value	Location	Value
BXMX
Equity price	Options	—	$—	Options written, at value	$(26,838,070)
DIAX
Equity price	Options	Options purchased, at value	$28,200	Options written, at value	$(3,213,505)
SPXX
Equity price	Options	Options purchased, at value	$14,100	Options written, at value	$(1,246,925)
QQQX
Equity price	Options	Options purchased, at value	$28,200	Options written, at value	$(3,127,550)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options purchased and options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Purchased/Written	Change in Net Unrealized Appreciation (Depreciation) of Options Purchased/Written
BXMX	Equity price	Options Written	$(103,033,365)	$(3,370,050)
DIAX	Equity price	Options Purchased	(99,286)	(18,912)
DIAX	Equity price	Options Written	(24,033,896)	(1,082,222)
SPXX	Equity price	Options Purchased	(48,818)	(9,456)
SPXX	Equity price	Options Written	(9,881,969)	(439,624)
QQQX	Equity price	Options Purchased	(96,536)	(18,912)
QQQX	Equity price	Options Written	(50,862,476)	739,291

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

62	NUVEEN

4. Fund Shares

Share Transactions

Transactions in shares for the Funds during the current and prior fiscal period, where applicable, were as follows:

	QQQX
	Year Ended 12/31/17	Year Ended 12/31/16
Shares issued to shareholders due to reinvestment of distributions	46,901	—

5. Investment Transactions

Long-term purchases and sales (excluding derivative transactions) during the current reporting period were as follows:

	BXMX	DIAX	SPXX	QQQX
Purchases	$24,823,114	$33,805,430	$29,170,450	$133,852,454
Sales	192,309,607	95,609,649	55,158,557	244,768,572

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income, timing differences in recognizing certain gains and losses on investment transactions and the recognition of unrealized gain or loss for tax (mark-to-market) on options contracts. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2017.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	BXMX	DIAX	SPXX	QQQX
Tax cost of investments	$773,898,934	$326,465,155	$136,315,271	$298,926,870
Gross unrealized:
Appreciation	$765,768,235	$367,957,802	$135,696,421	$543,517,672
Depreciation	(26,881,998)	(3,722,340)	(5,258,584)	(3,854,631)
Net unrealized appreciation (depreciation) of investments	$738,886,237	$364,235,462	$130,437,837	$539,663,041
	BXMX	DIAX	SPXX	QQQX
Tax cost of options purchased	$—	$47,112	$23,556	$47,112
Net unrealized appreciation (depreciation) of options purchased	—	(18,912)	(9,456)	(18,912)

	BXMX	DIAX	SPXX	QQQX
Tax cost of options written	$(26,838,070)	$(3,213,505)	$(1,246,925)	$(3,127,550)
Net unrealized appreciation (depreciation) of options written	—	—	—	—

NUVEEN	63

Notes to Financial Statements (continued)

Permanent differences, primarily due to foreign currency transactions, nondeductible reorganization expenses, real estate investment trust adjustments and expiration of capital loss carryforwards, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2017, the Funds’ tax year end, as follows:
	BXMX	DIAX	SPXX	QQQX
Paid-in surplus	$—	$87,765	$(11,865,274)	$(183)
Undistributed (Over-distribution of) net investment income	(176,030)	(87,765)	(52,505)	76,407
Accumulated net realized gain (loss)	176,030	—	11,917,779	(76,224)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2017, the Funds’ tax year end, were as follows:
	BXMX	DIAX	SPXX	QQQX
Undistributed net ordinary income	$—	$—	$—	$—
Undistributed net long-term capital gains	—	—	—	—

The tax character of distributions paid during the Funds’ tax years ended December 31, 2017 and December 31, 2016, was designated for purposes of the dividends paid deduction as follows:
2017	BXMX	DIAX	SPXX	QQQX
Distributions from net ordinary income[1]	16,033,153	9,224,043	2,959,348	1,398,915
Distributions from net long-term capital gains[2]	—	—	—	18,260,334
Return of capital	78,615,705	29,062,514	12,950,942	33,027,683

2016	BXMX	DIAX	SPXX	QQQX
Distributions from net ordinary income[1]	$45,243,344	$9,744,691	$13,792,349	$3,365,619
Distributions from net long-term capital gains	30,335,359	—	—	29,687,599
Return of capital	21,037,691	27,892,330	2,037,178	18,136,961
[1] Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

[2]  The Fund designates as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2017.

As of December 31, 2017, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	BXMX	DIAX	SPXX
Expiration:
December 31, 2018	$—	$—	$7,655,485
Not subject to expiration	17,000,365	9,810,078	2,342,691
Total	$17,000,365	$9,810,078	$9,998,176

During the Funds’ tax year ended December 31, 2017, DIAX utilized $2,028,457 of its capital loss carryforwards.

As of December 31, 2017, the Funds’ tax year end, $11,865,274 of SPXX’s capital loss carryforwards expired.

7. Management Fees

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Gateway and NAM are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

64	NUVEEN

The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	BXMX	DIAX	SPXX	QQQX
For the first $500 million	0.7000%	0.7000%	0.6600%	0.6900%
For the next $500 million	0.6750	0.6750	0.6350	0.6650
For the next $500 million	0.6500	0.6500	0.6100	0.6400
For the next $500 million	0.6250	0.6250	0.5850	0.6150
For managed assets over $2 billion	0.6000	0.6000	0.5600	0.5900

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by each Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2017, the complex-level fee rate for each Fund was 0.1595%.

8. Borrowing Arrangements

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each interfund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a

NUVEEN	65

Notes to Financial Statements (continued)

fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, the Funds did not enter into any inter-fund loan activity.

66	NUVEEN

Additional

Fund Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert**	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert C. Young

*	Interested Board Member.
**	Retired from the Fund’s Board of Trustees effective December 31, 2017.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royal Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	BXMX	DIAX	SPXX	QQQX
% DRD	100.0%	100.0%	100.0%	100.0%
% QDI	100.0%	100.0%	100.0%	100.0%

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Repurchases

Each Fund intends to repurchase through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported in the next annual or semi-annual report.

	BXMX	DIAX	SPXX	QQQX
Shares repurchased	—	—	—	—

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

NUVEEN	67

Glossary of Terms

Used in this Report (Unaudited)

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Beta: A measure of the variability of the change in the share price for a Fund in relation to a change in the value of the Fund’s market benchmark. Securities with betas higher than 1.0 have been, and are expected to be, more volatile than the benchmark; securities with betas lower than 1.0 have been, and are expected to be, less volatile than the benchmark.

∎	Chicago Board Options Exchange (CBOE) S&P 500 BuyWrite Index (BXMSM): An index designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Chicago Board of Exchange (CBOE) Volatility Index® (VIX®): An index that is a key measure of market expectations of near-term volatility conveyed by S&P 500® Index option prices. Since its introduction in 1993, VIX has been considered by many to be the world’s premier barometer of investor sentiment and market volatility (www.cboe.com). Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Chicago Board of Exchange (CBOE) Dow Jones Industrial Average (DJIA) BuyWrite Index (BXDSM): A benchmark index that measures the performance of a theoretical portfolio that sells call options on the Dow Jones Industrial Average (the Dow), against a portfolio of the stocks included in the Dow. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Chicago Board of Exchange (CBOE) Nasdaq 100 BuyWrite Index (BXNSM): A benchmark index that measures the performance of a theoretical portfolio that owns a basket of the stocks included in the Nasdaq 100 Index, and “writes” (or sells) Nasdaq 100 Index covered call options each month. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	DIAX Blended Benchmark: The DIAX Blended Benchmark is a blended return consisting of 1) 55% Chicago Board Options Exchange (CBOE) DJIA BuyWrite Index (BXD), which is designed to track the performance of a hypothetical buy-write strategy on the Dow Jones Industrial Average and 2) 45% Dow Jones Industrial Average (DJIA), which tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Dow Jones Industrial Average (DJIA): An average that tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio that increase the fund’s investment exposure.

∎	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	NASDAQ-100 Index: An index that includes 100 of the largest domestic and international nonfinancial securities listed on the NASDAQ Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

68	NUVEEN

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	QQQX Blended Benchmark: The QQQX Blended Benchmark is a blended return consisting of 1) 55% Chicago Board of Exchange (CBOE) Nasdaq 100 BuyWrite Index (BXNSM), which measures the performance of a theoretical portfolio that owns a basket of the stocks included in the Nasdaq 100 Index, and “writes” (or sells) Nasdaq 100 Index covered call options each month and 2) 45% NASDAQ-100 Index, which includes 100 of the largest domestic and international nonfinancial securities listed on the NASDAQ Stock Market based on market capitalization. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

∎	S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	SPXX Blended Benchmark: The SPXX Blended Benchmark is a blended return consisting of 1) 55% Chicago Board Options Exchange (CBOE) S&P 500 BuyWrite Index (BXMSM), which is designed to track the performance of a hypothetical buy-write strategy on the S&P 500® Index and 2) 45% S&P 500® Index, an unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

NUVEEN	69

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date, Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

70	NUVEEN

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		174

∎ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		174

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		174

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		174

NUVEEN	71

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		174

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		174

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		174

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		174

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		174

∎ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		172

72	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Member:

∎ MARGO L. COOK(3)(4)			President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since July 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (October 2016- August 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		174

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		75

∎ LORNA C. FERGUSON			Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		174

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		174

∎ NATHANIEL T. JONES			Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		174

∎ WALTER M. KELLY			Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		174

∎ DAVID J. LAMB			Managing Director (since January 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		75

NUVEEN	73

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ TINA M. LAZAR			Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		174

∎ KEVIN J. MCCARTHY			Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010).
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		174

∎ MICHAEL A. PERRY			Executive Vice President since February 2017, previously Managing Director from October 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		75

∎ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		174

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since January 2017) of Nuveen Securities, LLC; 2008 Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		174

∎ WILLIAM A. SIFFERMANN			Managing Director (since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		174

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		174

74	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	1988		174

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

NUVEEN	75

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen
may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-D-1217D        427248-INV-Y-08/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with PricewaterhouseCoopers LLP the Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2017	$33,240	$0	$4,103	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2016	$32,039	$0	$3,958	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2017	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2016	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PricewaterhouseCoopers LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2017	$4,103	$0	$0	$4,103
December 31, 2016	$3,958	$0	$0	$3,958

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHIES

Mr. Keith Hembre, Managing Director of Nuveen Asset Management, entered the financial services industry in 1992. He joined Nuveen Asset Management, LLC in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors, Inc. (“FAF Advisors”) and currently serves as Nuveen Asset Management’s Chief Economist and Chief Investment Strategist. Mr. Hembre previously served in various positions with FAF Advisors since 1997 where he headed the team that managed the firm’s asset allocation, international equity, quantitative equity, and index products and most recently also served as Chief Economist and Chief Investment Strategist.

Mr. David Friar, Senior Vice President and Portfolio Manager of Nuveen Asset Management since 2011, entered the financial services industry in 1998. He joined Nuveen Asset Management in January 2011 following the firm’s acquisition of a portion of the asset management business of FAF Advisors. Mr. Friar previously served in various positions with FAF Advisors since 1999 where he served as a member of FAF’s Performance Measurement group.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to the Fund, as of December 31, 2017, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

		(ii) Number of Other Accounts Managed and Assets by Account Type						(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts			Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Keith Hembre	8	$2.12 billion	0	$0	3		$30 million	N/A	N/A	N/A

David Friar	6	$2.60 billion	0	$0	7		$576 million	N/A	N/A	N/A
					1	*	$150 million

*	Other Accounts-overlay strategies – The portfolio manager is responsible for the management of overlay strategies employed by this account that use derivative instruments either to obtain, offset or substitute for certain portfolio exposures beyond those provided by the account’s underlying portfolios.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF QQQX SECURITIES AS OF DECEMBER 31, 2017

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Keith Hembre	X
David Friar	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen NASDAQ 100 Dynamic Overwrite Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 8, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 8, 2018